Exhibit 10.18
6646 West Atlantic Avenue, Delray Beach, FL
Property No. 3328

PURCHASE AND SALE AGREEMENT
This Purchase and Sale Agreement (this “Agreement”) is entered into this 6th day of November, 2012 (“Effective Date”), by and among First States Investors 3300 B, L.P. (“Seller”), and Purchaser (hereinafter defined). In consideration of the mutual agreements herein set forth, the parties hereto, intending to be legally bound, agree as follows.
1.Defined Terms/Exhibits/Riders:

Building	The building improvements located on the Land.
Business Day	Each day of the week except Saturdays, Sundays and federal holidays.
Contracts
The service contracts, other agreements, and brokerage commission agreements affecting the Property are listed on Exhibit U attached hereto. Notwithstanding anything in this Agreement to the contrary, Seller makes no representation or warranty as to the Contracts or that Exhibit U is true, correct or complete, nor shall any such representation be deemed to exist or be inferred.

Delinquent Rent
Means any of rent, additional rent or other amounts that, under the terms of the Leases, are to be paid by the tenant for periods ending on or prior to the Closing Date, but which have not been received in good funds by Seller on or prior to the Closing Date.

Deposit	$2,527.00 for the Initial Deposit (“Initial Deposit”) and $7,582.00 for the Second Deposit (“Second Deposit”) for a total of $10,109.00.
Escrowee	First American Title Insurance Company 777 S. Figueroa Street, Suite 400 Los Angeles, California 90017 Maurice Neri Tel: (213) 271-1737 mneri@firstam.com
Exhibits	Exhibit A – Land Exhibit B - Escrow Agreement Exhibit C – Lease(s) Exhibit D – Deed Exhibit E - Bill of Sale Exhibit F – Assignment of Intangible Property

Exhibits
Exhibit G - Assignment of Leases
Exhibit H - Assignment of Contracts
Exhibit I – Title Affidavit
Exhibit J – Permitted Exceptions
Exhibit K – Intentionally Deleted
Exhibit L - Security Deposits
Exhibit M – Notice to Tenant(s)
Exhibit N – Notice Regarding Approved Contracts
Exhibit O – Initial Due Diligence Materials
Exhibit P – Update Certificate
Exhibit Q – Seller Inducements
Exhibit R – Intentionally Deleted
Exhibit S – Intentionally Deleted
Exhibit T – Intentionally Deleted
Exhibit U – Contracts

6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

Fixtures	All equipment, fixtures and appliances of whatever nature which are (i) affixed to the Land or Improvements and (ii) owned by Seller.
First States GP	FIRST STATES GROUP, L.P., a Delaware limited partnership
Improvements
The buildings, building pads, structures, improvements, and personal property erected or located on the Land, including without limitation, the Building all parking lots, walkways and other paved areas on the Land, any and all exterior shrubs, trees, plants and landscaping on the Land.

Land	The land more particularly described on Exhibit A, having an address of 6646 West Atlantic Avenue, Delray Beach, FL 33446.
Lease(s)	The lease(s) described on Exhibit C.
Outside Closing Date	On or before 5:00 P.M. prevailing Pacific Time on January 24, 2013, as may be extended pursuant to the terms of this Agreement.
Permitted Exceptions	The title exceptions listed on Exhibit J.
Person	Any individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, or other entity.
Personal Property
The aggregate of the following: (i) Seller’s right, title and interest, if any, in any intangible property (including without limitation all licenses, plans, specifications, permits and warranties, guaranties, indemnities, and bonds), which (a) relate to any Property and (b) are assignable by Seller to Purchaser; (ii) Seller’s oil, gas, water, mineral rights and water rights, if any, which relate to any Property; (iii) all right, title and interest of Seller, if any, to any land lying in the bed of any street, alley or road (open or proposed) abutting any Property; and (iv) Seller’s damages, awards, claims and causes of action now or hereafter payable or assertable with respect to any Property by reason of any exercise of the power of eminent domain, any change in the grade of any street, road, highway, avenue or alley, or any

6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

damage, destruction, loss or removal of any of the foregoing, which (a) relate to any Property and (b) are assignable by Seller to Purchaser.
Property
Collectively, (i) the Land, (ii) the Improvements, (iii) the Fixtures, (iv) the Personal Property, (v) the tenements, hereditaments, appurtenances, rights of way, strips, gores, easements, rights and privileges in any way pertaining or beneficial to the Land or Improvements, including without limitation all easements, rights-of-way and other similar interests appertaining to the Land or the Improvements.

Purchase Price	631,840.00
Purchaser	National Financial Realty - WFB East Coast, LLC, a Delaware limited liability company
Purchaser’s EIN	46-1179102
Purchaser’s Notice Address
National Financial Realty - WFB East Coast, LLC
c/o National Financial Realty, Inc.
21250 Hawthorne Blvd.,
Suite 700
Torrance, CA 90503
Attention: Vincent E. Pellerito
email: vpellerito@nationalfr.com

With a required copy to:

Paul Hastings LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071
Attention: Patrick A. Ramsey, Esq.
email: patrickramsey@paulhastings.com

Rent
Shall mean fixed and minimum rents and all additional rents, escalation charges, common area maintenance charges, imposition charges (which include all general real estate taxes and assessments), heating and cooling charges, insurance charges, charges for utilities, percentage rent, and all other amounts, charges and commissions payable by any tenant under the Leases.

Secuity Deposits	All fundable deposits actually held by Seller under

6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

Leases as of the date hereof as listed on Exhibit L as same may be drawn down, applied and/or retained after the date hereof in accordance with the applicable Lease and the terms of this Agreement.
Seller’s EIN	26-2125412
Seller’s Notice Addresses
c/o GKK Realty Advisors, LLC
420 Lexington Avenue
19th Floor
New York, New York 10170
Attention: Allan B. Rothschild
allan.rothschild@gkk.com

With a required copy to:

c/o KBS Capital Advisors LLC
620 Newport Center Drive
Suite 1300
Newport Beach, California 92660
Attention: James Chiboucas, Esq.
jchiboucas@kbsrealty.com

And to:

c/o KBS Capital Advisors LLC
620 Newport Center Drive
Suite 1300
Newport Beach, California 92660
Attention: David E. Snyder
dsnyder@kbs-ca.com

And with a required copy to:

Greenberg Traurig, LLP
200 Park Avenue
New York, New York 10166
Attention: Stephen L. Rabinowitz, Esq.
E-mail: rabinowitzs@gtlaw.com

Transfer Tax	Any tax, levy, fee, charge or documentary stamp required to be paid or purchased in connection with the sales transaction contemplated hereunder or recordation of the Deed.

6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

All Exhibits and Riders and other attachments hereto are incorporated herein by reference, and taken together with this Agreement, shall constitute a single agreement. All documents to be executed and delivered by Purchaser (and/or any of its Affiliates (defined below)) and/or Seller (and/or) any of its Affiliates at or prior to the Closing as contemplated by this Agreement are collectively referred to herein as the “Transaction Documents.”
2.Sale-Purchase. For the Purchase Price and subject to the terms and conditions hereof, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and take from Seller, all of Seller’s right, title and interest in and to the Property.
3.Purchase Price. The Purchase Price for the Property shall be payable by Purchaser as follows:
(a)    The Initial Deposit is payable by Purchaser to Escrowee within three (3) Business Days of the full execution and delivery of this Agreement, to be held in escrow and disbursed by Escrowee pursuant to the provisions of that certain Escrow Agreement (the “Escrow Agreement”) of even date herewith among Seller, Purchaser and Escrowee, a copy of which is attached hereto as Exhibit B. Purchaser’s failure to timely pay the Initial Deposit shall give Seller the immediate right to terminate this Agreement, without any notice or grace period. As a condition of continuing with its purchase of the Property on the Contingency Approval Date (defined below), on or before 5:00 P.M. (California time) on the Contingency Approval Date, Purchaser shall deposit with Escrowee by wire transfer of immediately available funds the Second Deposit. The Initial Deposit and the Second Deposit are collectively referred to herein as the “Deposit.” At Closing (defined below), the Deposit shall be credited to Purchaser on account of the Purchase Price. The Deposit shall be deposited by Escrowee in an interest bearing account reasonably approved by Purchaser and Seller and all interest thereon shall be paid to the party who receives the Deposit.
(b)    The balance of the Purchase Price, subject to the prorations and adjustments herein provided for (the “Cash Balance”), shall be payable by Purchaser at Closing (as hereinafter defined) by wire transfer in accordance with the provisions of this Agreement.
(c)    Notwithstanding the foregoing, the sum of Fifty Dollars ($50.00) out of the Deposit shall be deemed to be independent consideration (the “Independent Consideration”) for the execution of this Agreement by Seller. Such Independent Consideration shall be disbursed by Escrowee to, and shall be retained by, Seller as separate and additional consideration for this Agreement and Seller’s arrangements and obligations hereunder and not as part of the Deposit or of the Purchase Price. Such Independent Consideration is deemed earned by Seller as of the Effective Date of this Agreement and is non-refundable in all events.
4.Closing.
4.1    Closing Date. “Closing” shall mean the consummation of each of the actions set forth below in this Section 4 and the satisfaction of each of the conditions specified in Section 12, or the waiver in writing of such action or condition by the party in whose favor such

6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

action or condition is intended. The Closing of the transaction contemplated by this Agreement (that is, the payment of the Purchase Price, the transfer of title to the Property, and the satisfaction of all other terms and conditions of this Agreement, unless waived in writing by the party to whose benefit any condition runs) shall occur on the Outside Closing Date or on such earlier date as Purchaser and Seller shall mutually elect in writing (the “Closing Date”), at the office of the Escrowee in Santa Ana, California; provided that Purchaser shall have the right to extend the Outside Closing Date by two (2) Business Days, TIME IS OF THE ESSENCE (and if so extended, such date shall thereafter be known as the “Outside Closing Date”).
4.2    Closing Documents.
4.2.1    Seller. At least one (1) Business Day prior to the Closing Date, Seller shall execute and deliver:
4.2.1.1    to Escrowee, each of the following:
4.2.1.1.1    a deed in the form of Exhibit D;
4.2.1.1.2    three (3) duly executed counterparts of a bill of sale in the form of Exhibit E attached hereto;
4.2.1.1.3    a letter to each of the tenants (each, a “Tenant”) under the Leases, in the form of Exhibit M attached hereto;
4.2.1.1.4    a letter to each of the other parties to the Approved Contracts (defined below) in the form of Exhibit N attached hereto;
4.2.1.1.5    a title affidavit in the form attached hereto as Exhibit I;
4.2.1.1.6    two (2) duly executed counterparts of an Assignment and Assumption of the Leases in the form of Exhibit G attached hereto (the “Assignment of Leases”);
4.2.1.1.7     two (2) duly executed counterparts of an Assignment and Assumption of Intangible Property in the form of Exhibit F attached hereto (the “Assignment of Intangible Property”);
4.2.1.1.8    two (2) duly executed counterparts of an Assignment and Assumption of the Approved Contracts in the form of Exhibit H attached hereto (the “Assignment of Contracts”);
4.2.1.1.9    all of the original Leases and Contracts (or if unavailable, copies thereof certified by Seller as true and complete);

6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

4.2.1.1.10    Seller’s duly executed affidavit stating, under penalty of perjury, Seller’s U.S. taxpayer identification number and that Seller is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code (and any similar affidavit that may be required under state law);
4.2.1.1.11    assignments of all non-cash security deposits under the Leases;
4.2.1.1.12    documentation to establish to the Title Company’s reasonable satisfaction the due authorization of Seller’s sale of the Property and Seller’s delivery of the documents required to be delivered by Seller pursuant to this Agreement;
4.2.1.1.13    all other documents reasonably and customarily required in order to complete the conveyance, transfer and assignment of the Property to Purchaser pursuant to the terms of this Agreement, provided that such documents are consistent with the terms of this Agreement, and do not increase Seller’s obligations hereunder or subject Seller to additional liability not otherwise specified in this Agreement; and
4.2.1.2    to Purchaser, each of the following:
4.2.1.2.1    any and all books, records, documentation or items constituting Intangible Personal Property in the possession or control of Seller or Seller’s Property Manager (as hereinafter defined) (it being understood that same may not be delivered, but may be left at the Property or made available for pick-up by Purchaser at Seller’s offices) to the extent, and in the form, previously maintained by Seller or Seller’s Property Manager’s ordinary course of business; and
4.2.1.2.2    to the extent in the possession or control of Seller, any Affiliate or the Seller’s Property Manager (defined below) (or its agents), all keys and passcards for the Property, with identification of the lock to which each such item relates.
4.2.2    Purchaser. On the Closing Date, Purchaser shall deliver or cause to be delivered to Seller at Closing each of the following (duly executed by Purchaser, if applicable):
4.2.2.1    the Cash Balance;
4.2.2.2    two (2) duly executed counterparts of the Assignment of Leases;
4.2.2.3    two (2) duly executed counterparts of the Assignment of Contracts;
4.2.2.4    any and all documents reasonably customarily required from a purchaser by the Title Company in order to cause it to issue the Title Policy; and

6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

4.2.2.5    all other documents reasonably and customarily required in order to complete the conveyance, transfer and assignment of the Property to Purchaser pursuant to the terms of this Agreement, provided that such documents are consistent with the terms of this Agreement, and do not increase Purchaser’s obligations hereunder or subject Purchaser to additional liability not otherwise contemplated by this Agreement.
4.2.3    Joint. On the Closing Date, Purchaser and Seller shall deliver to the other duly executed counterparts of (i) a closing statement (to be prepared by the Title Company or Seller and approved by Purchaser) and (ii) any transfer tax declarations, change of ownership forms or other similar instruments as may be required by law.
5.Due Diligence Contingency.
5.1    Procedure.
(a)    Purchaser shall have a period commencing on the Effective Date and ending at 5:00 p.m. (California time) on December 22, 2012 (the “Contingency Approval Date”) (such period, the “Due Diligence Period”) within which to conduct, at its sole cost, risk and expense, any and all engineering, environmental, soils (excluding invasive testing and borings), economic, feasibility and other investigations, reviews, studies and tests of the Property, its conditions, Tenants, Leases, financial conditions and prospects which Purchaser may, in Purchaser’s good faith discretion, deem necessary or helpful to determine whether or not the Property is suitable for Purchaser’s intended use. Purchaser’s obligations under this Agreement shall be expressly conditional on Purchaser’s approval (in its sole but good faith discretion) of all such investigations, reviews, studies and tests relating to the Property (collectively, “Due Diligence Investigations”).
(b)    Purchaser shall notify Seller in writing (which written notice is referred to herein as “Purchaser’s Due Diligence Contingency Approval Notice”), on or before 5:00 p.m. (California time) on the Contingency Approval Date, TIME OF THE ESSENCE, if Purchaser has approved or disapproved its Due Diligence Investigations. In the event that Purchaser’s Due Diligence Contingency Approval Notice informs Seller that the Due Diligence Investigations are not approved by Purchaser, this Agreement shall terminate, Purchaser and Seller shall instruct the Escrowee to return the Deposit to Purchaser, and the parties hereto shall have no further obligations to the other hereunder, except as expressly provided in this Agreement. Purchaser’s failure to timely provide the Purchaser’s Due Diligence Contingency Approval Notice on or before the Contingency Approval Date shall without further notice from Seller to Purchaser be deemed to be the immediate and irrevocable disapproval of the Due Diligence Investigations and termination of this Agreement.
(c)    During the Due Diligence Period and prior to the Closing, Purchaser and its agents, engineers, surveyors, appraisers, auditors and other representatives (any of the foregoing, “Purchaser’s Agents”) shall have the right to enter upon the Property to inspect, examine, survey, obtain engineering inspections, test, appraise, and otherwise do that which, in the good faith opinion of Purchaser, is necessary or appropriate in connection with

6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

Purchaser’s purchase of the Property (and, on or before the Effective Date, Seller shall deliver to Purchaser a copy of the existing survey for the Property to the extent Seller is in possession or control of such survey). If requested in the written notice given by Purchaser to Seller pursuant to clause (d)(iii) below, Seller shall make reasonable efforts to cause a representative of Seller’s Property Manager to be available, at such times as requested in the notice, prior to the Closing to discuss with Purchaser matters relating to the Property.
(d)    Purchaser’s rights of entry and inspection pursuant to this Section 5 shall be subject to the following: (i) such rights of entry and inspection shall be subject to the rights of Tenants under the Leases (including, without limitation, not unreasonably impeding the normal day-to-day business operations of the Property); (ii) all inspections shall be during business hours on Business Days; (iii) no inspection shall be undertaken without at least five (5) Business Days advance notice; (iv) no entry, inspection or investigation of the Property shall involve the taking of samples or other physically invasive procedures without the prior written consent of Seller, which consent shall be in Seller’s sole discretion; (v) a representative of Seller shall be entitled to accompany Purchaser and its agents during any inspections; (vi) prior to any such entry or inspection, Purchaser shall deliver to Seller certificates reasonably satisfactory to Seller evidencing that Purchaser or Purchaser’s Agents carry and maintain (A) workmen’s compensation insurance, with statutory limits of coverage and (B) commercial general liability insurance (“CGL Insurance”), including a contractual liability endorsement, and personal injury liability coverage, which insurance shall be from an insurer reasonably acceptable to Seller, and in the case of the CGL Insurance (w) be primary and not contributing coverage, (x) have limits for bodily injury and death or damage to property of not less than $3,000,000 for any one occurrence, and (y) name Seller as an additional insured; and (vii) all rights of entry and inspection shall be at Purchaser’s sole cost, risk and expense and Purchaser shall, at its sole cost, fully repair any damage to the Property caused by its inspections, tests or studies at the Property; provided, however, that, notwithstanding any provision of this Agreement to the contrary, in no case shall Purchaser’s obligation to repair damage caused by Purchaser’s inspections, tests or studies apply to the extent any such damage to the Property (or change in the condition of the Property) is the result of the negligence or willful misconduct of Seller, Seller’s Property Manager or any of Seller’s employees, agents or contractors or any latent pre-existing, dangerous or hazardous condition, notice of which Seller has not provided to Purchaser prior to Purchaser’s entry (collectively, the “Liability Exceptions”). Purchaser hereby indemnifies and agrees to defend and hold Seller and Seller Parties (as defined below) harmless from and against any claim for losses, liabilities, expenses, costs (including, without limitation, reasonable attorneys’ fees), damage or injuries suffered or incurred by any of Seller or Seller Parties arising out of, resulting from, relating to or in connection with or from (i) damage to property or injury to persons arising from any such inspection by Purchaser or Purchaser’s Agents and (ii) any breach of the provisions of this Section 5, or any liens filed against Seller or the Property in connection therewith, except to the extent the same result from the Liability Exceptions. The provisions of this Section 5(d) shall survive the Closing or the termination of this Agreement.
Purchaser shall, on the Contingency Approval Date, designate those Contracts then affecting the Property, if any, that Purchaser desires to remain in place and in force following the Closing

6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

(the “Approved Contracts”). Prior to or at the Closing, Seller shall, at Seller’s sole cost and expense, take all such action as shall be required or necessary to terminate in full all Contracts which are not Approved Contracts, which termination shall be as of the expiration of the notice period for termination of the applicable Contracts, which dates may be after the Closing.
5.2    Due Diligence Materials; Seller’s Books and Records.
5.2.1    Delivery and Availability of Due Diligence Materials. Purchaser hereby acknowledges receipt of copies of those certain reports and other written materials (“Initial Due Diligence Materials”) provided by Seller’s Broker relating to the Property described on Exhibit O attached hereto. Seller may elect, at its option, to provide additional records of Seller through posting of the same from time to time during the Escrow Period (defined below) on the following website: https://gkk.securevdr.com/?cmd=f&id=fo16a9d3-4725-48c3-816e-6b77ead
a1190 (the “DataSite”).
5.2.2    Examination of Records. Seller shall also make available for review and photocopying (at Purchaser’s expense) by Purchaser or its representatives at all times prior to the Closing at the offices of GKK Realty Advisors, LLC (“GKK” or “Seller’s Property Manager”) or on the DataSite, such other materials related to the Property, which are in the actual possession of Seller or GKK, as Purchaser may reasonably request (such materials, the “Additional Diligence Materials”); provided, that the foregoing obligation is not a Surviving Seller Representation (as hereinafter defined) and failure by Seller to provide any Additional Diligence Materials shall not entitle Purchaser to seek specific performance or extend the Contingency Approval Date or the Outside Closing Date as a result thereof. Notwithstanding any provision of this Agreement to the contrary, the following books and records (the “Excluded Records”) shall not be subject to review by Purchaser (including under this Section 5.2.2): all proprietary, privileged or confidential documents of Seller (or any Affiliate (defined below) thereof relating to (i) any financing of the Property, (iii) any Seller or Affiliate income or franchise tax returns, (iv) any appraisal or valuation of the Property, (v) any internal financial analysis or projections, (vi) any marketing studies or reports, (vii) any credit analysis, (viii) any prior offers to purchase the Property, (ix) any other materials related to Seller’s investment structure for purchasing and holding the Property which do not relate to matters reasonably relevant to ownership of the Property or (x) any matters subject to attorney-client privilege.
6.Title.
6.1    Deliveries.
6.1.1    Prior to the Effective Date, Escrowee has issued and delivered to Purchaser, and Purchaser acknowledges receipt of, a commitment to insure title for the Property, together with copies of all written covenants, restrictions, easements and agreements which are listed as exceptions thereon (collectively, the “Preliminary Title Commitment”).

6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

6.1.2    Within three (3) Business Days of the Effective Date, Seller shall cause to be delivered to Purchaser a copy of the most current ALTA survey affecting the Property in the possession of Seller.
6.2    Approval.
6.2.1    Purchaser shall have until 5:00 p.m. Pacific Time on December 14, 2012 to review and approve or disapprove (by delivery of a written notice to Seller) (the “Original Title Objection Notice”) (a) the Preliminary Title Commitment and all supplements thereto obtained by Purchaser after the Effective Date but prior to the Contingency Approval Date, and all exceptions to title referred to therein, and (b) all matters which would be disclosed by an ALTA survey of the Land (collectively, the “Initial Title and Survey Matters”). If Purchaser specifies any objectionable matters (“Objected Title Matters”) in the Original Title Objection Notice, Seller agrees to notify Purchaser in writing (“Seller’s Initial Notice”) no later than three (3) Business Days prior to the Contingency Approval Date as to whether Seller will attempt to cure such defect(s) prior to the Closing. If Seller’s Initial Notice states that Seller refuses to cure such defect(s) (“Seller Refused Objected Title Matters”) prior to the Closing, Purchaser shall either (i) take title to the Property “as is” with respect to the matters set forth in the Original Title Objection Notice, which shall be evidenced by the Purchaser’s approval of the Due Diligence Investigations in the Purchaser’s Due Diligence Contingency Approval Notice, or (ii) in the event that Purchaser’s Due Diligence Contingency Approval Notice informs Seller that the Due Diligence Investigations are not approved by Purchaser, this Agreement shall terminate as set forth in Section 5.1(b). Purchaser unconditionally waives any right to object to the Initial Title and Survey Matters known to exist at the expiration of the Due Diligence Period not objected to in the Original Title Objection Notice (other than Objected Title Matters) and any Seller Refused Objected Title Matters (which matters, collectively with the Permitted Exceptions noted in this Agreement, shall thereafter be the “Permitted Exceptions”).
6.2.2    If exceptions to title appear on any update or continuation of the Preliminary Title Commitment (each a “Continuation”) first issued after the Contingency Approval Date which are not Permitted Exceptions, Purchaser shall notify Seller in writing (a “Subsequent Title Objection Notice”) thereof within the earlier of ten (10) Business Days after Purchaser receives such Continuation and the last Business Day prior to the Closing Date, TIME BEING OF THE ESSENCE. If Purchaser specifies any objectionable matters in the Subsequent Title Objection Notice, Seller agrees to notify Purchaser in writing (“Seller’s Subsequent Notice”) within ten (10) Business Days after its receipt of the Subsequent Title Objection Notice as to whether Seller will attempt to cure such defect(s) prior to the Closing. If Seller’s Notice states that Seller refuses to cure such defect(s) prior to the Closing, Purchaser shall have five (5) days after receipt of Seller’s Notice to notify Seller in writing of its election (the “Election Notice”) (i) to take title to the Property “as is” and consummate the Closing of the Property, (ii) terminate this Agreement, or (iii) if the defect is a lien caused by Seller that can be cured by a monetary payment not in excess of Fifty Thousand Dollars ($50,000.00), making such payment of Fifty Thousand Dollars ($50,000.00) or less at the Closing and reducing by a like amount the cash due to Seller at the Closing. If Purchaser shall fail to deliver its Election Notice in the time prescribed above, Purchaser shall be deemed to have elected clause (ii) above. If Seller’s Initial

6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

Notice or Seller’s Subsequent Notice provides that Seller shall attempt to cure any defects described therein prior to the Closing, but Seller fails to do so prior to the Closing (as the same may be adjourned by Seller pursuant to Section 6.2.3), Purchaser may at the Closing elect clauses (i), (ii) or (iii) as set forth above. Seller’s failure to cure any of Purchaser’s objections raised in the Original Title Objection Notice or the Subsequent Title Objection Notice shall not be a default on Seller’s part, but shall give Purchaser the rights set forth in clauses (i) through (iii) of this Section 6.2.2. In the event Purchaser elects to terminate this Agreement, the obligations of Seller to sell, and Purchaser to buy, the Property as provided herein, and each of the parties’ obligations under this Agreement, except for those obligations hereunder which specifically survive such a termination, shall terminate. Upon termination of this Agreement by Purchaser pursuant to this Section 6.2.2, the Deposit and any interest thereon then held by Escrowee, if any, shall be returned to Purchaser.
6.2.3    Notwithstanding anything to the contrary contained in Sections 6.2.1 or 6.2.2, if Purchaser gives the Original Title Objection Notice and the Subsequent Title Objection Notice within the time allowed, then Seller shall have the right, at its option, to defer the Outside Closing Date one or more times for a period not to exceed ten (10) days in the aggregate, during which time Seller shall have the right, but not the obligation, to remove or otherwise resolve Purchaser’s objections contained in the Original Title Objection Notice or the Subsequent Title Objection Notice in accordance with Sections 6.2.1 and 6.2.2. Other than as required in Section 6.2 and in Section 12.1.2, nothing contained herein shall obligate Seller to expend any sums of money whatsoever in order to remove or otherwise resolve Purchaser’s objections contained in the Original Title Objection Notice or the Subsequent Title Objection Notice.
6.3    Conveyance of Title. At the Closing, the Title Company shall issue to Purchaser an owner’s extended coverage policy of title insurance (in the form customary in the jurisdiction in which the Property is located) covering the Property, dated as of the Closing in the full amount of the Purchase Price (the “Title Policy”). The Property shall be conveyed subject to the Permitted Exceptions described on Exhibit J (and such other matters as Purchaser shall be deemed to have approved in accordance with Section 6.2).
7.Seller’s Representations, Warranties and Covenants.
7.1    Seller’s Representations and Warranties. Seller represents and warrants to Purchaser as follows:
(a)    Seller is duly organized and validly existing under the laws of its state of formation. Seller owns the Property and has the right, power and authority to enter into this Agreement and to convey the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.
(b)    Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each Transaction Document to which Seller is

6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

or shall be a party, and upon the execution and delivery of any Transaction Document to be delivered by Seller on or prior to the Closing, this Agreement and such other Transaction Documents shall constitute the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors. The individual(s) executing this Agreement and the documents contemplated hereby on behalf of Seller have full power and authority to legally bind Seller.
(c)    Neither the execution, delivery or performance of this Agreement by Seller, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Property or any portion thereof pursuant to the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Seller and/or the Property is bound.
(d)    To Seller’s actual knowledge, Seller has not received any written notice of (i) any pending or threatened suit, action or proceeding, which (A) if determined adversely to Seller, materially and adversely affects the use or value of the Property or any portion thereof, or (B) questions the validity of this Agreement, any Transaction Document or any action taken or to be taken pursuant hereto, or (C) involves condemnation or eminent domain proceedings involving the Property or any portion thereof, or (ii) any Violations (as hereinafter defined) against or affecting the Property.
(e)    Intentionally Deleted.
(f)    Neither Seller nor to Seller’s actual knowledge any of Seller’s respective constituents or affiliates nor any of their respective agents acting or benefiting in any capacity in connection with the purchase of the Property is in violation of any laws relating to terrorism or money laundering, including but not limited to, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), as amended from time to time, and the U.S. Bank Secrecy Act of 1970, as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, and as otherwise amended from time to time (collectively, with the Executive Order, the “Anti-Terrorism Law”).
(g)    Neither Seller nor any of Seller’s respective constituents or affiliates nor any of their respective agents acting or benefiting in any capacity in connection with the purchase of the Property is a “Prohibited Person” under the Anti-Terrorism Law.
(h)    Seller has not (A) made a general assignment for the benefit of creditors, (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors, (C) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets, (D) suffered the attachment or other judicial

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seizure of all, or substantially all, of its assets, (E) admitted in writing its inability to pay its debts as they come due, or (F) made an offer of settlement, extension or composition to its creditors generally.
(i)    Seller has not entered into any other agreement of sale for any of the Property with any party other than Purchaser.
7.2    Changes. At the Closing, Seller shall deliver to Purchaser the update certificate in the form of Exhibit P, remaking as of the Closing the representations and warranties set forth in Section 7.1, which may be updated to conform to changes arising after the date of this Agreement in relevant facts not caused by a breach by Seller of any obligation under this Agreement (the “Update Certificate”). Seller shall have the right to cure any misrepresentation or breach noted in (or created by) the Update Certificate and shall be entitled to a reasonable adjournment of the Closing (not to exceed ten (10) days) for the purpose of such cure. Seller reserves the right, at its sole discretion, at any time during such period to notify Purchaser that it no longer elects to endeavor to effect any such cure (the “Representation Notice”) in which event Purchaser shall have two (2) Business Days from Purchaser’s receipt of the Representation Notice in which to notify Seller of its election as provided in the next succeeding sentence. If Seller is unable or elects not to so cure any such change, misrepresentation or breach, then Purchaser, as its sole remedy for any and all such materially untrue, inaccurate or incorrect original representations or warranties, shall elect either (i) to waive such misrepresentations or breaches or representations or warranties and consummate the transaction without any reduction of or credit against the Purchase Price, or (ii) to terminate this Agreement by notice given to Seller within such two (2) Business Day period, in which event this Agreement shall terminate, the Deposit and all interest thereon, if any, shall be returned to Purchaser and neither party shall have any further liability to the other hereunder, except as may otherwise be expressly provided herein. The untruth, inaccuracy or incorrectness of a Seller's representation or warranty shall be deemed material only if Purchaser's aggregate damages (including a diminution in the value of the Property) resulting from any such untruths, inaccuracies or incorrectness are reasonably estimated to exceed three percent (3%) of the Purchase Price.
7.3    Seller’s Covenants and Agreements.
(a)    Leasing Arrangements. During the pendency of this Agreement, Seller will not enter into any new lease affecting the Property or amend or modify any Lease or approve any assignment or sublease (to the extent Seller’s approval is required under the Lease in question) without Purchaser’s prior written consent, in its sole discretion, in each instance, unless an assignment or sublease is pursuant to a lease that provides (or is subject to prevailing law that requires) Seller’s consent not to be unreasonably withheld or delayed or conditioned, in which case Purchaser may grant such consent if it has no reasonable ground to withhold such consent.
(b)    New Contracts. During the pendency of this Agreement, Seller will not enter into any contract, or modify, amend, renew or extend any existing Contract that will be an obligation affecting the Property or any part thereof subsequent to the Closing

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without Purchaser’s prior written consent, in its sole discretion, in each instance, other than any agreements, modifications or amendments required by existing agreements or reasonably necessary for health or safety purposes, and which are cancelable by Seller on thirty (30) days’ or less notice without penalty or premium..
(c)    Operation of Property. During the pendency of this Agreement, Seller shall continue to operate the Property in a good and businesslike fashion consistent with Seller’s past practices.
(d)    Insurance. During the pendency of this Agreement, Seller shall, at its expense, continue to maintain the insurance policies covering the Improvements which are currently in force and effect; provided that Seller may make such reasonable modifications to such policies as it deems necessary.
(e)    Information. As and when Seller receives or discovers any action, information or documentation required to be delivered to Purchaser under this Agreement, it will promptly deliver same to Purchaser.
(f)    Encumbrances. Seller shall not further encumber any Property or any part thereof, or convey, lease or transfer any interest therein (or permit the encumbrance, conveyance, lease or transfer thereof) without Purchaser’s prior written consent, in its sole discretion, in each instance.
(g)    Non-Transferable Letters of Credit. If one or more Security Deposit is wholly or partially comprised of a letter of credit (collectively, the “Letters of Credit”), Seller shall use commercially reasonable efforts to transfer the Letters of Credit to Purchaser as of the Closing Date, the cost and expense of which Purchaser shall pay. As to those Letters of Credits which are not transferred to Purchaser at the Closing (collectively, the “Non-Transferable Letters of Credit”), Seller and Purchaser shall reasonably cooperate with each other following the Closing so as to transfer the same to Purchaser and cause Purchaser to be the beneficiary thereunder or to obtain a replacement letter of credit showing Purchaser as the beneficiary thereunder. Until the Non-Transferable Letters of Credit shall be transferred to Purchaser or replaced, as aforesaid, Purchaser shall hold the same, but upon request may deliver the same to Seller (if necessary), who shall then draw upon the same and deliver the proceeds to Purchaser or return the same to the applicable Tenant, in each case, upon Purchaser’s written instruction. Seller shall also deliver to Purchaser at the Closing such documentation, including, without limitation, sight drafts executed in blank, as Purchaser shall reasonably require in connection with drawing under the Non-Transferable Letters of Credit in Seller’s name. Purchaser shall indemnify and hold Seller harmless from any and all losses, costs, damages, liens, claims, counterclaims, liabilities and expenses (including, but not limited to, reasonable attorneys’ fees, court costs and disbursements) incurred by Seller as the result of Seller taking any steps pursuant to a request of Purchaser, including drawing, or seeking to draw, on any Tenant’s Letter of Credit Security Deposit. The provisions of this Section 7.3(g) shall survive the Closing.

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8.Purchaser’s Representations and Warranties and Covenants.
8.1    Purchaser Representations and Warranties. Purchaser represents and warrants to Seller as follows, which representations and warranties shall be effective as of the Effective Date and subject to Section 8.2, on the Closing Date.
(a)    Purchaser is duly organized and validly existing under the laws of Purchaser’s state of formation. Purchaser has the right, power and authority to enter into this Agreement and to purchase the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof. This representation shall survive the Closing or the termination of this Agreement.
(b)    Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors. This representation shall survive the Closing or the termination of this Agreement.
(c)    Neither the execution, delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.
(d)    Purchaser has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Purchaser’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Purchaser’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Purchaser’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.
(e)    Neither Purchaser nor any of Purchaser’s respective constituents or affiliates nor any of their respective agents acting or benefiting in any capacity in connection with the purchase of the Property is in violation of any laws relating to terrorism or money laundering, including but not limited to, the Anti-Terrorism Law.
(f)    Neither Purchaser nor any of Purchaser’s respective constituents or affiliates nor any of their respective agents acting or benefiting in any capacity in connection with the purchase of the Property is a “Prohibited Person” under the Anti-Terrorism Law.

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8.2    Purchaser shall promptly notify Seller of any event or circumstance which makes any representation or warranty by Purchaser under this Agreement incomplete, inaccurate or incorrect in any material respect.
9.Condition of Property. Except as otherwise specifically provided in this Agreement, Seller makes no representation, promise or guaranty with respect to the accuracy or completeness of any due diligence materials and/or Property information provided to Purchaser under this Agreement, the condition or character of any Property (including without limitation the subsoil condition thereof) or the use or uses to which any Property may be put. Purchaser acknowledges that Purchaser has the right to make the examinations and investigations described in this Agreement, and except for reliance upon Seller’s express representations, warranties and covenants set forth in this Agreement, that Purchaser is relying on this right in order to satisfy itself as to the character, condition and operation of the Property. Purchaser further acknowledges that (i) except as otherwise specifically provided in this Agreement, Purchaser will be purchasing the Property on the basis of its examination and investigation and not in reliance on any representation or warranty of Seller or any agent, employee or representative of Seller (not expressly contained in this Agreement) and (ii) the Property is being sold in “AS IS, WHERE IS” condition “WITH ALL FAULTS.”
10.Compliance with Laws. Subject to the provisions of this Agreement, the Property is sold and in the event of a Closing hereunder, Purchaser shall accept same, subject to any and all violations of law, rules, regulations, ordinances, orders, or requirements noted in writing issued by any Federal, state, county, municipal, or other department or government agency having jurisdiction against or affecting the Property whenever noted or issued (collectively, “Violations”) and any conditions which could give rise to any Violations. Seller shall have no obligation to cure or remove any Violations. If any such notice or communication is received by Seller after the date of this Agreement, Seller shall promptly notify Purchaser in writing.
Whenever a representation in this Agreement is qualified by the phrase “to Seller’s knowledge”, or by words of similar import, the accuracy of such representation shall be based solely on the actual (as opposed to constructive or imputed) knowledge of Brian Ragsdale, who is an individual (the “Designated Representative”) employed by a direct or indirect owner of Seller with the most knowledge regarding the applicable representations, without independent investigation or inquiry of any kind and without any duty to make any such investigation or inquiry. Purchaser acknowledges that the Designated Representative is named solely for the purpose of defining the scope of Seller’s knowledge and not for the purpose of imposing any liability on or creating any duties running from the Designated Individual to Purchaser and Purchaser agrees that the Designated Individual shall not have any liability under this Agreement or in connection with the transactions contemplated hereby.
11.Apportionments at Closing; Transfer Taxes; Closing Costs.
11.1    Apportionments. The following charges, pro-rations and apportionments shall be made on a per diem basis between Purchaser and Seller at Closing as of 12:01 A.M.

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Pacific Time on the Closing Date on the basis of a 365-day year, with Purchaser deemed the owner of the Property on the entire Closing Date:
11.1.1    Real Estate Taxes.
(a)    All non-delinquent real estate taxes, personal property taxes, assessments, rent taxes and business improvement district assessments (if any) against the Property shall be apportioned on a per diem basis between Purchaser and Seller as of the date of the Closing, and all tax adjustments shall be based on the fiscal year of January through December. Subject to Section 11.1.6, if Closing occurs at a date when the current year’s millage is not fixed and the current year’s assessment is available, then taxes will be prorated based on such assessment and the prior year’s millage. Subject to Section 11.1.6, if the current year’s assessment is not available, then taxes will be prorated based on the prior year’s taxes. Subject to Section 11.1.6, if there are completed improvements on the Land by January 1st of the year of the Closing, which improvements were not completed on January 1st of the prior year, then real estate taxes shall be prorated based upon the prior year’s millage and at an equitable assessment to be agreed upon by Seller and Purchaser.
(b)    If any tax reduction proceedings in respect of the Property relating to any fiscal years ending prior to the fiscal year in which the Closing occurs, are pending at the time of the Closing, Seller reserves and shall have the right to continue to prosecute and/or settle the same; provided, however, that Seller shall not settle any such proceeding without Purchaser’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Purchaser shall reasonably cooperate with Seller in connection with the prosecution of any such tax reduction proceedings.
(c)    Subject to the rights of the Tenants under the Leases, any refunds or savings in the payment of taxes resulting from such tax reduction proceedings applicable to the period prior to the date of the Closing shall belong to and be the property of Seller, and any refunds or savings in the payment of taxes applicable to the period from and after the date of the Closing shall belong to and be the property of Purchaser. All attorneys’ fees and other expenses incurred in obtaining such refunds or savings shall be apportioned between Seller and Purchaser in proportion to the gross amount of such refunds or savings payable to Seller and Purchaser, respectively, except that Purchaser’s liability for such fees and other expenses shall not exceed the refund or savings so obtained.
11.1.2    Rent, Income.
(a)    All Rent collected under the Leases (including all prepaid Rent previously collected by Seller) shall be prorated as of the Closing Date and be adjusted against the Purchase Price on the basis of a schedule which shall be prepared by Seller and approved by Purchaser prior to the Closing. Purchaser shall receive at the Closing a credit for Purchaser’s pro rata share of the Rent and all other payments payable for the month of the Closing and for all other Rent and other amounts that apply to periods from and after the Closing, but which were actually received by Seller prior to the Closing.

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(b)    Delinquent Rent shall not be accrued or prorated at the Closing. Any Delinquent Rent that is paid after the Closing Date shall, subject to the terms below, be paid to Seller and, if Delinquent Rent is received by Purchaser, Purchaser shall pay the Delinquent Rent to Seller promptly after collection by Purchaser; provided, however, that all Rent collected after the Closing Date shall be applied (i) first, to the month in which the Closing occurs, prorated between Seller and Purchaser as provided above in subsection (a); (ii) next, to Purchaser, for application to all Rents due and owing after the date of the Closing; (iii) next, to Seller, for application to all Rents due and owing for the period prior to the month in which the Closing occurs; and (iv) last, the balance thereof to Purchaser. Seller shall deliver to Purchaser any Rents Seller receives after the Closing for allocation by Purchaser pursuant to this subsection (b). At the Closing, Seller shall deliver to Purchaser a schedule of all Delinquent Rent and other sums owed by Tenants, and Purchaser shall include the amount of such Rent and other sums in the bills thereafter submitted to the Tenants in question after the Closing, and shall continue to do so for six (6) months thereafter. Following the Closing, Seller shall not separately pursue Tenants (by litigation or otherwise) for payment of Delinquent Rent unless the Tenant in question is no longer a tenant of the Property.
(c)    If the Property is affected by any assessment imposed by any governmental authority which is or may become payable in annual installments, then Seller shall pay the unpaid installments of any such assessment which are due and payable on or before the Closing Date, and Purchaser shall assume full responsibility for the payment of all installments which become due and payable after the Closing Date.
(d)    Seller, as landlord under the Leases, is currently collecting from Tenants additional Rent to cover taxes, insurance, utilities, maintenance, and other operating costs and expenses incurred by Seller in connection with the ownership, operation, maintenance and management of the Property (such expenses, collectively, “Expenses” and such collections, collectively, “Collections”). Collections for the month in which the Closing occurs shall be prorated in the same manner as other Rents. Prior to the Closing, Seller shall reconcile all Collections and Expenses for the calendar year preceding the year in which the Closing occurs with the Tenants. Subsequent to the Closing, Purchaser shall calculate adjustments for Expenses incurred and Collections received for the year of the Closing and shall prepare and present to Seller a calculation of Collections received and Expenses incurred by each of Seller and Purchaser attributable to each party’s period of ownership, together with reasonable verification of same. The parties shall make the appropriate adjusting payment between them within thirty (30) days after delivery to Seller of Purchaser’s calculation, it being understood that, in connection with the determination of said adjusting payment, Purchaser shall not be responsible to pay to or credit Seller any underpayment by the Tenants unless such amounts are actually collected by Purchaser. Seller shall indemnify, defend and hold Purchaser harmless from and against any and all loss, cost, damage or expense incurred by Purchaser (including, but not limited to, reasonable attorneys’ fees) resulting from any amounts Seller is required to refund or credit to Tenants because Collections actually received by Seller for the calendar year preceding the year in which the Closing occurs, all prior years and that portion of the calendar year in which the Closing occurs prior to the Closing exceeded Expenses for such period (including such amounts arising from tax refunds received by Seller),

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and at Purchaser’s request, Seller shall pay directly to such Tenants such amounts which are payable to the Tenants under the Leases and deliver to Purchaser evidence of such payment.
11.1.3    Security Deposits. At the Closing, (a) Seller shall credit to the account of Purchaser the amount of all Security Deposits which are in the possession of Seller and not previously applied in accordance with the terms of the Leases and (b) Purchaser shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property which are duly assigned to Purchaser at the Closing and Seller shall be entitled to recover from the utility companies any such deposits that are not so credited. After Seller’s credit of the Security Deposits to Purchaser under clause (a) hereof, Purchaser shall assume the obligations for the return of such Security Deposits and shall indemnify and hold Seller harmless from and against any claims for the return of such Security Deposits credited to the account of Purchaser.
11.1.4    Tenant Inducement Costs. Subject to the provisions of this Section 11.1.4, Purchaser shall be responsible for the payment of all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which are set forth in a Lease or amendment to Lease entered into after the Effective Date with Purchaser’s consent in accordance with the provisions of this Agreement. Seller shall be responsible for the payment of all Tenant Inducement Costs and all leasing commissions set forth on Exhibit Q attached hereto (such Tenant Inducement Costs and leasing commission, collectively, the “Seller Inducements”). If, as of the Closing, Seller has paid any Seller Inducements for which Purchaser is responsible pursuant to the forgoing provisions, Purchaser shall reimburse Seller therefor at the Closing. If, as of the Closing, Seller shall not have paid any Seller Inducements for which Seller is responsible pursuant to this Section 11.1.4, Purchaser shall receive a credit against the Purchase Price at the Closing in such amounts. After Seller’s credit against the Purchase Price pursuant in respect of the Seller Inducements for which Seller is responsible, Purchaser shall assume the obligations for the payment of such Seller Inducements to the applicable parties and shall indemnify, defend and hold Seller harmless from and against any claims made by any person in respect of such Seller Inducements (for which Purchaser has received a credit). For purposes hereof, the term “Tenant Inducement Costs” shall mean any payments required under a Lease to be paid by the landlord thereunder to (or for the direct benefit of) the Tenant thereunder which is in the nature of a tenant inducement, including specifically, tenant improvement costs, and design and refurbishment allowances. The term “Tenant Inducement Costs” shall not include legal fees or loss of income resulting from any free rental period; it being agreed that Seller shall bear the loss resulting from any free rental period until the date of the Closing and that Purchaser shall bear such loss from and after the Closing Date.
11.1.5    Direct and Other Charges. Seller shall pay all utility charges and other operating expenses attributable to the Property for all periods prior to the Closing (except for those utility charges and operating expenses payable directly to the utility company or service provider by the Tenants in accordance with the Leases (“Direct Charges”)) and Purchaser shall pay all utility charges and other operating expenses (other than Direct Charges) attributable to the Property for the periods on or after the Closing Date. To the extent that the amount of actual consumption of any utility services is not determined prior to the Closing Date, a proration shall be made at the Closing based on the last available reading, and post-closing adjustments between Purchaser and Seller shall

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be made within twenty (20) days after the date that actual consumption for such pre-closing period is determined. Purchaser shall arrange with such services and companies to have accounts opened in Purchaser’s name beginning on the Closing Date. Seller shall take no action to cause any interruption in any utility service to the Property and shall reasonably cooperate (at no expense to Seller) with Purchaser’s requests designed to avoid interruptions in service.
11.1.6    Adjustment. If at any time following the Closing Date, the amount of an item listed or prorated in Section 11 shall prove to be incorrect (whether as a result of an error in calculation or lack of complete and accurate information as of the Closing), the party in whose favor the error was made shall promptly pay to the other party the sum necessary to correct such error upon receipt of reasonable proof of such error, provided that notice of such error. The provisions of this Section 11.1.6 shall survive the Closing indefinitely and not be merged therein. All prorations shall be made based on the number of calendar days in such year or month, as the case may be. Either party owing the other party a sum of money based on proration(s) calculated after the Closing Date shall promptly pay said sum to the other party, together with interest thereon at six percent (6%) per annum from the date the invoice is delivered to the date of payment, if payment is not made within thirty (30) days after delivery of a bill therefor.
11.2    Transfer Tax/Documentary Stamps. Seller shall pay all of the Transfer Taxes imposed in connection with the Closing and recording of the Deed (“Seller’s Transfer Tax Share”).
11.3    Closing Costs.
(a)    Seller shall pay at Closing:

(i)	all recording fees due on recording of corrective instruments, if any;

(ii)	Seller’s Transfer Tax Share;

(iii)	Seller’s attorney’s fees and costs;

(iv)	one-half of all escrow fees charged by Escrowee; and

(v)	all recording fees due on recording of certificates of satisfaction or UCC termination of existing liens, if any.
All costs and expenses to be paid by Seller at the Closing shall be disbursed from the balance of the Purchase Price payable by Purchaser at the Closing and shall reduce the net cash payable to Seller.
(b)    Purchaser shall pay at or prior to the Closing:

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(i)	all recording fees due on the Deed;

(ii)	the cost of any survey obtained by Purchaser;

(iii)
all costs and expenses of any financing of Purchaser’s acquisition of the Property (including, without limitation, all intangible taxes, documentary stamp taxes and recording and filing fees due on any financing document, and lender’s attorneys’ fees and expenses);

(iv)	Purchaser’s attorney’s fees and costs;

(v)	one-half of all escrow fees charged by Escrowee; and

(vi)	all title insurance premiums on the Title Policy and all premiums for endorsements.
12.Conditions Precedent.
12.1    Purchaser’s Conditions Precedent. The obligations of Purchaser under this Agreement are contingent upon the satisfaction (or written waiver by Purchaser) of each and all of the following conditions precedent (“Conditions Precedent”) on or before the Outside Closing Date:
12.1.1    Representations. Each and every representation and warranty of Seller set forth in Section 7.1 above shall be true, complete and correct in all material respects as of the Closing Date, subject to the provisions of Section 7.2.
12.1.2    Title Policy. The Title Company shall be irrevocably committed to issue the Title Policy (subject only to the Permitted Exceptions) at and as of the Closing in accordance with Section 6.2 hereof. Seller covenants and agrees to satisfy in full and eliminate as an encumbrance to title on the Property on or before the Closing all mortgages, deeds of trust and financing statements affecting the Property.
12.1.3    No Default. Seller shall have performed in full all of its obligations to be performed hereunder at or prior to the Closing, unless cured by the Closing.
12.1.4    No Litigation. There shall be no litigation, suit, action or other proceeding pending or threatened which, if successful, would have a material adverse effect on Seller’s ability or authority to perform its obligations under this Agreement or the Transaction Documents or would materially and adversely affect the value of Purchaser’s rights in the Property following the Closing.
12.1.5    Seller Authority. Seller shall have provided evidence satisfactory to the Title Company that all necessary corporate, partnership, trust and limited liability company authority and approvals have been issued and obtained from Seller.

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13.Time of the Essence. Time wherever specified herein for satisfaction of conditions or performance of obligations of Purchaser is of the essence of this Agreement.
14.Possession and Condition.    Subject to the express provisions of this Agreement, it is understood and agreed that the Property is being purchased by Purchaser in its present physical “as is” condition. At the Closing, Seller shall transfer to Purchaser possession of the Property in substantially the same condition the Property is in on the date hereof, reasonable wear and tear excepted and subject to the terms and conditions of Sections 16 and 17 hereof.
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15.Purchaser’s Default. IF (A) PRIOR TO THE DATE THAT IS THREE (3) DAYS BEFORE THE CLOSING DATE, PURCHASER FAILS TO PERFORM ANY OF ITS MATERIAL OBLIGATIONS UNDER THIS AGREEMENT WITHIN THREE (3) DAYS AFTER WRITTEN NOTICE THEREOF FROM SELLER, OR (B) THE CLOSING SHALL NOT OCCUR AS THE RESULT OF PURCHASER’S DEFAULT UNDER THIS AGREEMENT, IN EACH CASE, SELLER’S SOLE AND EXCLUSIVE REMEDY SHALL BE TO TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO ESCROWEE AND PURCHASER, AND UPON SUCH TERMINATION, ESCROWEE SHALL IMMEDIATELY DELIVER THE DEPOSIT AND ALL INTEREST THEREON TO SELLER AS FULL COMPENSATION AND LIQUIDATED DAMAGES; PROVIDED, HOWEVER, THAT SUCH TERMINATION SHALL NOT LIMIT SELLER’S RIGHTS TO RECEIVE REIMBURSEMENT FOR ATTORNEYS’ FEES UNDER THIS AGREEMENT, NOR WAIVE OR AFFECT PURCHASER’S AND SELLER’S INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT WHICH EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT. IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT IN THE EVENT THE CLOSING SHALL NOT OCCUR ON ACCOUNT OF THE DEFAULT OF PURCHASER, SELLER SHALL INCUR EXPENSES AND LOSSES IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLER CAUSED BY SUCH BREACH BY PURCHASER AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS OF RESULT OF SUCH PURCHASER DEFAULT. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTION 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677.

/s/ DES	/s/ VP
SELLER’S INITIALS	PURCHASER’S INITIALS
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16.SELLER’S DEFAULT.
In the event of Seller’s Default (as hereinafter defined)), Purchaser, at its sole option and as its sole and exclusive remedy, may either (a) terminate this Agreement, in which event (i) Escrowee shall refund to Purchaser the Deposit, together with all interest thereon, if any, and (ii) Seller shall reimburse Purchaser for its actually incurred out-of-pocket expenses not to exceed an amount of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate (the “Capped Expenses Amount”), and neither party shall thereafter have any further right or obligation hereunder, other than the surviving obligations expressly provided for herein, or (b) within forty-five (45) days after any rights of Purchaser arise due to a Seller’s Default, bring an action in equity against Seller for specific performance. “Seller’s Default” shall mean Seller’s failure to perform its obligation to convey the Property to Purchaser in accordance with the terms of this Agreement (as opposed to the failure of a condition listed in Section 12.1 over which Seller had no reasonable control), provided: (1) the reasons for such refusal do not include conditions beyond Seller’s reasonable control or the non-conformance of title with the conditions described in Section 6.2; and (2) Purchaser has satisfied all conditions required to be satisfied by it under this Agreement, is not otherwise in default under this Agreement, and is ready, willing and able to perform all of its obligations under this Agreement and to deliver the Purchase Price due Seller under this Agreement (without tender thereof being required). In no event may Purchaser bring an action against Seller for damages or seek any remedy (whether or not in an action at law or in equity) against Seller on account of a Seller’s default prior to the Closing that could require Seller to pay any monies to Purchaser (other than the Capped Expenses Amount) whether characterized as damages or otherwise (except for an action (i) to compel Escrowee to return the Deposit to Purchaser if Purchaser is, in fact, entitled to the return thereof in accordance with this Agreement or (ii) with respect to any failure of Seller to pay the Break-Up Fee (defined below) (if applicable) under Section 35.2.3). The untruth or inaccuracy of any representation or warranty of Seller shall not entitle Purchaser to pursue damages or specific performance under this Section 16, but shall be governed by Section 33 of this Agreement.
17.Casualty Loss and Condemnation.
If, prior to the Closing, all or any portion of the Property is (i) taken or rendered unusable for its current purpose or reasonably inaccessible by eminent domain, (ii) subject of a pending or threatened taking which has not been consummated (clauses (i) and (ii) referred to herein as “Condemnation”, or (iii) destroyed by fire or other casualty (“Casualty Event”) (any of Condemnation or Casualty Event, an “Interruption Event”), then Seller shall so notify Purchaser of such fact or facts in writing, and:

17.1    Material Event. If an Interruption Event (a) would result (in Purchaser’s reasonable opinion) in Restoration Costs (defined below) in excess of four percent (4%) of the Purchase Price or (b) in the event of a Condemnation, would prevent public access to the Property or result in any material and adverse loss of parking at the Property (which is defined as the loss of use of five percent (5%) or more of the Property’s parking stalls (any such event is referred to herein as a “Material Event”), then Purchaser shall have the option to terminate this Agreement (by written notice given to Seller within fifteen (15) days of receipt of notice of the

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applicable Material Event; provided, however, if Purchaser shall elect to terminate this Agreement as a result of a Casualty Event, Seller may, at its option, by written notice to Purchaser (the “Casualty Vitiation Notice”) within five (5) days after Seller’s receipt of written notice from Purchaser exercising such termination right, notify Purchaser that it intends to repair the damage caused by such Casualty Event at its sole cost and expense, and Seller may, upon such notice, postpone the Closing for a period of time reasonably necessary, but not to exceed twenty (20) days in the aggregate, to make such repairs. “Restoration Costs” means the sum of (i) all costs required or necessary to fully restore all damage to the Property, including all parking facilities and amenities (in the case of a Casualty Event), to its condition prior to such Casualty Event or provide for a fully restored and functioning Property (including all parking facilities and amenities) (in the case of a Condemnation) (with the area of loss limited only to the area so condemned)) and (ii) all rental loss and rental abatement to be suffered in connection with the Material Event in question. If Purchaser elects to terminate this Agreement pursuant to this Section 17.1 and Seller elects not to send the Casualty Vitiation Notice to Purchaser as set forth in this Section 17.1, the Deposit shall be returned to Purchaser by the Escrowee, in which event this Agreement shall, without further action of the parties, become null and void and neither party shall have any further rights or obligations under this Agreement, except those rights and obligations under this Agreement which expressly survive such a termination; and
17.2    Non-Material Event.
17.2.1    If either (x) an Interruption Event is not a Material Event or (y) Purchaser elects not to terminate this Agreement as set forth in Section 17.1, Purchaser shall accept the Property in its then “as is” condition with no abatement of the Purchase Price, and at the Closing, Seller shall assign and turn over to Purchaser, and Purchaser shall be entitled to receive and keep, (i) if the Interruption Event is a Condemnation, all of Seller’s interest in and to all awards for such Condemnation, and (ii) if the Interruption Event is a Casualty Event, all of Seller’s interest in and to all casualty insurance proceeds (including business interruption and/or rental value insurance proceeds) payable in connection with such Casualty Event (except that the proceeds of any business interruption or rental value insurance payable to Seller shall be apportioned as of the Closing Date), together with a credit against the Purchase Price in the amount of any deductible payable by Seller in connection with such casualty coverage, less, in each instance of Condemnation awards or casualty insurance proceeds, as the case may be, the amount thereof expended in good faith by Seller in the collection thereof or in the restoration or protection of the Property.
17.2.2    Seller shall promptly and expeditiously take all action and execute all such documents (all at Seller’s sole cost and expense) as Purchaser shall in good faith request of Seller following the Closing in order for Purchaser to fully obtain all Condemnation awards and casualty insurance proceeds assigned to Purchaser by Seller pursuant to Section 17.2.1. The rights and obligations of Purchaser and Seller under Sections 17.1 and 17.2 shall survive the Closing and the delivery of the deed, without restriction as to time.
18.Notices. All notices (including, without limitation, approvals, consents and exercises of rights or options) required by or relating to this Agreement shall be in writing and

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shall either be (i) hand delivered, (ii) delivered by nationally recognized overnight courier service or (iii) electronic mail (provided that any delivery by electronic mail is also simultaneously deposited for delivery by one of the delivery methods set forth in subsections (i) or (ii)). All notices shall be addressed to the other respective party at its address above set forth, or at such other address as such other party shall designate by notice, and shall be effective when delivered to such address.
19.Brokers. Seller hereby indemnifies and holds Purchaser harmless from and against any and all claims for any commission, fee or other compensation by any person or entity, including Eastdil Secured, L.L.C. (“Eastdil”), but excluding Purchaser’s Broker, who shall claim to have dealt with Seller in connection with this transaction, and for any costs and expenses incurred by Purchaser in connection with any such claims, including, without limitation, reasonable attorneys’ fees and disbursements. Purchaser hereby indemnifies and holds Seller harmless from and against any and all claims for any commission, fee or other compensation by any person or entity, including Wilson Commercial, Stan Johnson and Company (“Purchaser’s Broker”), but excluding Eastdil, who shall claim to have been engaged by Purchaser in connection with this transaction, and for any costs and expenses incurred by Seller in connection with any such claims, including, without limitation, reasonable attorneys’ fees and disbursements. The provisions of this Section 19 shall survive the Closing or any earlier termination of this Agreement.
20.Whole Agreement; Amendments. This Agreement and the Transaction Documents sets forth all of the agreements, representations, warranties and conditions of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, representations, warranties and conditions. The exhibits, schedules and riders referred to above constitute parts of this Agreement. No alteration, amendment, modification or waiver of any of the terms or provisions hereof, and no future representation or warranty by either party with respect to this transaction, shall be valid unless the same be in writing and signed by the party against whom enforcement of same is sought.
21.Captions; Pronouns. The captions of the sections of this Agreement are for convenience only and have no meaning with respect to this Agreement or the rights or obligations of the parties hereto. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein: “hereof”, “herein” and “hereunder” and other words of similar import refer to this Agreement as a whole; “Agreement” includes these presents as supplemented or amended from time to time by written instrument(s) entered into by Seller and Purchaser; “Purchaser” includes Purchaser’s heirs, successors and assigns; “Seller” includes Seller’s successors and assigns; and “parties” means Purchaser and Seller. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of pronouns or nouns shall include the plural and vice versa.
22.Governing Law.
(A)    THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE

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PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT. THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF CALIFORNIA SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL OBLIGATIONS ARISING HEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SECTION 22, EACH DEED SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY APPLICABLE TO SUCH DEED IS SITUATED.
(B)    ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, AND THE PARTIES WAIVE ANY OBJECTIONS BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. PURCHASER DOES HEREBY DESIGNATE AND APPOINT CORPORATION SERVICE COMPANY AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN LOS ANGELES, CALIFORNIA, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND NOTICE OF SAID SERVICE MAILED OR DELIVERED TO PURCHASER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON PURCHASER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF CALIFORNIA. PURCHASER (1) SHALL GIVE PROMPT NOTICE TO SELLER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (2) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN LOS ANGELES, CALIFORNIA (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (3) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN LOS ANGELES, CALIFORNIA, OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

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23.Assignment. Purchaser may not assign directly or indirectly this Agreement or any rights or remedies of Purchaser hereunder without Seller’s prior written consent, which consent shall be in Seller’s sole and absolute discretion. No assignment of this Agreement shall release Purchaser of its obligations hereunder. Notwithstanding any provision of this Agreement, Purchaser shall have the right at any time (without the need for prior notice to or the consent or approval of Seller) to assign its rights under this Agreement (and under all Transaction Documents) to any entity in which Purchaser, National Financial Realty, Inc. and/or Vincent E. Pellerito holds a direct or indirect interest, provided such entity shall enter into a customary agreement reasonably acceptable to Seller, and upon such an assignment, Purchaser and its assignee shall remain jointly and severally liable for all obligations under this Agreement notwithstanding such assignment.
24.Counterparts.    This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument. For purposes of this Agreement, a telecopy or electronic format of an executed counterpart shall constitute an original. Any party delivering an executed counterpart of this Agreement by telecopier or electronic format shall also deliver an original executed counterpart of this Agreement, but the failure to deliver an originally executed counterpart shall not affect the validity of this Agreement.
25.Drafts Not an Offer to Enter into a Legally Binding Contract. The parties hereto agree that the submission of a draft of this Agreement by one party to another is not intended by either party to be an offer to enter into a legally binding contract with respect to the purchase and sale of the Property. The parties shall be legally bound with respect to the purchase and sale of the Property pursuant to the terms of this Agreement only if and when the parties have been able to negotiate all of the terms and provisions of this Agreement in a manner acceptable to each of the parties in their respective sole discretion, including, without limitation, all of the Exhibits, Schedules and Riders hereto, and each of Seller and Purchaser have fully executed and delivered to each other a counterpart of this Agreement, including, without limitation, all Exhibits, Schedules and Riders hereto.
26.Intentionally Omitted.
27.No Recording. Neither this Agreement nor any memorandum or short form thereof may be recorded by Purchaser.
28.Severability. If any provision in this Agreement, or its application to any person or circumstance, is held to be invalid or unenforceable to any extent, that holding shall not affect the remainder of this Agreement or the application of that provision to persons or circumstances other than that to which it was held invalid or unenforceable.
29.No Partnership. Nothing contained in this Agreement shall be construed to create a partnership or joint venture between the parties or their successors in interest.

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30.Confidentiality/No Public Disclosure.
(A)    Subject to the provisions of this Section 30, any due diligence materials made available to Purchaser (by any means of transmission or delivery) will be treated by Purchaser as confidential information of Seller and used by Purchaser solely for the purpose of evaluating the Property and must be returned immediately upon request to Seller if and when Purchaser terminates this Agreement.
(B)    Except as may be required in order to comply with a court order or a governmental requirement, neither Purchaser nor Seller shall publicly disclose by written press release, public announcement or otherwise, the financial terms of this transaction without the prior written approval of the other party, provided, however, that, notwithstanding the foregoing, (i) either party shall be permitted to disclose the financial terms of the transaction to any of its attorneys, accountants, agents, consultants, advisors, investors and/or lenders who have agreed to keep such information confidential, (ii) following the Closing, Purchaser may disclose any such financial materials and any information related to the transactions contemplated here by or the Property to any party if and to the extent Purchaser determines in its good faith discretion that such disclosure is beneficial to the pursuit of the business objectives of Purchaser, and nothing contained herein shall prohibit either party from making any public announcement (including, without limitation, placing a notice on a website of such party and/or an affiliate thereof) or issuing any written press release to announce the occurrence of Closing and the purchase of the Property by Purchaser.
(C)    Notwithstanding the foregoing and anything to the contrary in this Agreement, nothing contained herein shall impair Seller’s right to disclose information relating to this Agreement or any Property (i) to any due diligence representatives and/or consultants that are engaged by, work for or are acting on behalf of, any securities dealers and/or broker dealers evaluating Seller, (ii) in connection with any filings (including any amendment or supplement to any S-11 filing) with governmental agencies (including the SEC) by any REIT holding, or that is considering holding, an interest (direct or indirect) in Seller, and (iii) to any broker/dealers in the Seller’s or any REIT’s broker/dealer network and any of the REIT’s or Seller’s investors.
(D)    The provisions of this Section 30 shall survive Closing or earlier termination of this Agreement.
31.Waiver of Trial by Jury. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HEREBY WAIVES, IRREVOCABLY AND UNCONDITIONALLY, TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY OF THE DOCUMENTS AND/OR INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, THE PROPERTY OR ANY CLAIMS, DEFENSES, RIGHTS OF SET-OFF OR OTHER ACTIONS PERTAINING HERETO OR TO ANY OF THE FOREGOING.

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32.General Release.
32.1    Generally.    SUBJECT TO THE PROVISIONS OF SECTION 32.2, TO THE FULLEST EXTENT PERMITTED BY LAW, PURCHASER HEREBY UNCONDITIONALLY AND IRREVOCABLY RELEASES AND FOREVER DISCHARGES SELLER, SELLER’S OFFICERS, MEMBERS, MANAGERS, TRUSTEES, DIRECTORS, PARTNERS, SHAREHOLDERS, EMPLOYEES, REPRESENTATIVES AND AGENTS, AND EACH OF THEIR RESPECTIVE AFFILIATES, OFFICERS, MEMBERS, MANAGERS, TRUSTEES, DIRECTORS, PARTNERS, SHAREHOLDERS, EMPLOYEES, REPRESENTATIVES AND AGENTS (EACH, A “SELLER PARTY” AND, COLLECTIVELY, THE “SELLER PARTIES”) FROM ANY AND ALL LIABILITY OR RESPONSIBILITY FOR CLAIMS, LOSSES AND DEMANDS, INCLUDING, WITHOUT LIMITATION, THOSE ARISING FROM PERSONAL INJURY OR DEATH, AND ALL CONSEQUENCES THEREOF (INCLUDING, WITHOUT LIMITATION, ANY INTERRUPTION OR INTERFERENCE WITH ANY BUSINESS OR ACTIVITIES BEING CONDUCTED ON ANY PROPERTY AND ANY LOSS OF OPPORTUNITY), WHETHER NOW KNOWN OR NOT, WHICH MAY ARISE FROM (1) ANY LATENT OR PATENT DEFECTS, ANY HIDDEN OR CONCEALED CONDITIONS, OR ANY SUBSOIL, GROUNDWATER OR GEOLOGICAL CONDITIONS, (2) THE CONDITION, STRUCTURAL INTEGRITY, OPERABILITY, MAINTENANCE OR REPAIR OF ANY BUILDINGS, EQUIPMENT, FURNITURE, FURNISHINGS OR IMPROVEMENTS, (3) THE PRESENCE OF ANY HAZARDOUS OR TOXIC MATERIALS OR SUBSTANCES, (4) THE COMPLIANCE OF EACH PROPERTY WITH, OR VIOLATION OF, ANY LAW, STATUTE, ORDINANCE, RULE OR REGULATION OF ANY GOVERNMENTAL ENTITY, INCLUDING, WITHOUT LIMITATION, APPLICABLE ENVIRONMENTAL LAWS, ZONING ORDINANCES, AND BUILDING AND HEALTH CODES, (5) ANY MATTER RELATED TO ANY TENANT OF ANY PROPERTY, (6) ANY MATTER RELATED TO THE DUE DILIGENCE MATERIALS PROVIDED BY OR MADE AVAILABLE BY SELLER, OR (7) ANY OTHER MATTER OR THING AFFECTING OR RELATING TO ANY PROPERTY OR THE OPERATION OF ANY PROPERTY.
SUBJECT TO SECTION 32.2, AS PART OF THE PROVISIONS OF THIS SECTION 32.1, BUT NOT AS A LIMITATION THEREON, PURCHASER HEREBY AGREES THAT THE MATTERS RELEASED HEREIN ARE NOT LIMITED TO MATTERS WHICH ARE KNOWN OR DISCLOSED, AND PURCHASER HEREBY WAIVES ANY AND ALL RIGHTS AND BENEFITS WHICH IT NOW HAS, OR IN THE FUTURE MAY HAVE CONFERRED UPON IT, BY VIRTUE OF THE PROVISIONS OF FEDERAL, STATE OR LOCAL LAW, RULES OR REGULATIONS, INCLUDING WITHOUT LIMITATION, SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH PROVIDES AS FOLLOWS:

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A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

/s/ DES	/s/ VP
Seller’s Initials	Purchaser’s Initials

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6646 West Atlantic Avenue, Delray Beach, FL 33446
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32.2    Release Exceptions. Notwithstanding any provision of this Agreement or any of the Transaction Documents to the contrary, Section 32.1 (and the release of the Seller Parties contained therein) shall in no event apply to any rights or remedies of Purchaser on account of (i) any breach or default by Seller under this Agreement or under any Transaction Document or (ii) any fraud by Seller.
32.3    Acknowledgement. Purchaser acknowledges and agrees that the provisions of this Section 32 are a material factor in Seller’s acceptance of the Purchase Price and that Seller would be unwilling to sell the Property unless the Purchaser agrees with the foregoing provisions of this Section 32. The provisions of this Section 32 shall survive the Closing or earlier termination of this Agreement.
33.Survival of Purchaser Claims. The representations of Seller set forth in this Agreement (collectively, the “Surviving Seller Representations”) shall survive the Closing for a period of nine (9) months after the Closing Date (the “Survival Period”). Each Surviving Seller Representation shall automatically be null and void and of no further force and effect after the Survival Period unless, prior to the end of the Survival Period, Purchaser shall have asserted in writing a specific claim with respect to the particular Surviving Seller Representation and, within ninety (90) days thereafter, commenced a legal proceeding against Seller alleging that Seller is in breach of such Surviving Seller Representation and that Purchaser has suffered actual damages as a result thereof (a “Proceeding”). In no event shall Purchaser be entitled to assert any consequential or punitive damages, nor shall it be entitled to any award or payment based on such damages.
34.Permitted Termination. If this Agreement is terminated by Purchaser pursuant to a right given it to do so hereunder, the Deposit (including interest thereon, if any) shall immediately be returned to Purchaser by the Escrowee, and this Agreement shall thereafter be null and void (except as otherwise provided herein).

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6646 West Atlantic Avenue, Delray Beach, FL 33446
Property No. 3328

IN WITNESS WHEREOF, the parties have executed this Agreement the date and year first above written.

SELLER:

Witness: /s/ Anna Baron /s/ Jennifer Ulmer	FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership By: /s/ David E. Snyder David E. Snyder, Chief Financial Officer

PURCHASER:

Witness: /s/ Authorized Signatory /s/ Authorized Signatory
NATIONAL FINANCIAL REALTY – WFB EAST
COAST, LLC,
a Delaware limited liability company

By: National Financial Realty, Inc.
        a California corporation,
        its manager

By: /s/ Vincent E. Pellerito
Vincent E. Pellerito,
President

[Signature Page to Purchase and Sale Agreement - 3328 – 6646 West Atlantic Avenue, Delray Beach, FL]

Exhibit A
Description of the Land
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF PALM BEACH, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:
A PORTION OF PLAT NO. THREE, KINGS POINT PLAZA, AS RECORDED IN PLAT BOOK 38, PAGE 169, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS:
COMMENCING AT THE NORTHWEST CORNER OF SAID PLAT NO. THREE, KINGS POINT PLAZA; THENCE SOUTH 88°21’55" EAST, ALONG THE NORTH LINE OF SAID PLAT, A DISTANCE OF 25.01 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE SOUTH 88°21’55" EAST, ALONG THE NORTH LINE OF SAID PLAT, A DISTANCE OF 200.00 FEET TO A POINT, THENCE DUE SOUTH PARALLEL TO THE WEST LINE OF SAID PLAT, A DISTANCE OF 217.89 FEET TO A POINT, THENCE NORTH 88°21’55" WEST, PARALLEL TO THE NORTH LINE OF SAID PLAT, A DISTANCE OF 200.00 FEET TO A POINT; THENCE DUE NORTH PARALLEL TO THE WEST LINE OF SAID PLAT, A DISTANCE OF 217.89 FEET TO THE POINT OF BEGINNING.
TOGETHER WITH THAT CERTAIN EASEMENT AGREEMENT, RECORDED IN OFFICIAL RECORD BOOK 3216, PAGE 1846, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.
TOGETHER WITH THAT CERTAIN AGREEMENT, RECORDED IN OFFICIAL RECORD BOOK 3344, PAGE 1, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.

Exhibit B
Escrow Agreement
First American Title Insurance Company (“Escrowee”) agrees to hold in escrow pursuant to this Escrow Agreement (this “Escrow Agreement”), the sum of TEN THOUSAND ONE HUNDRED NINE AND 00/100 ($10,109.00) (the “Deposit”) to be deposited by National Financial Realty – WFB East Coast, LLC, a Delaware limited liability company (“Purchaser”) pursuant to a certain Purchase and Sale Agreement (the “Agreement”), among Purchaser and First States Investors 3300 B, L.P., a Delaware limited partnership (“Seller”), the provisions of which (including, without limitation, the defined terms) are hereby incorporated herein by reference. The Deposit shall be disbursed by Escrowee as set forth in the Agreement. Escrowee shall, immediately upon receipt of the Deposit, deposit same in an interest bearing, money market type escrow account with a federally insured bank or savings and loan association.
All interest which shall accrue on the Deposit shall be credited against the Purchase Price, if Closing occurs, and if Closing does not occur, shall be paid to whichever party to the Agreement is entitled to receive the Deposit. Escrowee shall pay such interest to such party contemporaneously with Escrowee’s payment of the Deposit.
Seller and Purchaser agree that Escrowee is an escrow holder only and is merely responsible for the safekeeping of the Deposit and interest and shall not be required to determine questions of fact or law. If Escrowee shall receive notice of a dispute as to the disposition of the Deposit or the interest, then Escrowee shall not distribute the Deposit or interest except in accordance with written instructions signed by both Purchaser and Seller. Pending resolution of any such dispute, Escrowee is authorized to pay the Deposit and interest into court. If Escrowee pays the Deposit and interest into court, it shall be discharged from all further obligations hereunder. Concurrent with Escrowee’s execution of this Escrow Agreement, Escrowee shall issue or cause to be issued to Seller and Purchaser an ALTA Closing Protection Letter duly authorized and executed by an officer or authorized agent of the title insurance company or companies issuing title insurance commitment for the Property.
In the event that the Escrowee receives conflicting instructions from the parties or determines in good faith that a bona fide dispute exists as to whether the Escrowee is obligated to deliver the Deposit, or as to whom said Deposit is to be delivered, the Escrowee, at its option, (a) may refuse to comply with any claims or demands on it and continue to hold the Deposit until (i) the Escrowee receives written notice signed by the Seller and the Purchaser directing the release and delivery of the Deposit, in which event the Escrowee shall then release and deliver the Deposit in accordance with said direction, or (ii) the Escrowee receives a certified copy of a final judgment of a court of competent jurisdiction directing the release and delivery of the Deposit, in which event the Escrowee shall then release and deliver the Deposit in accordance with said direction, or (b) may deliver the Deposit to the Clerk of Superior Court of the County of Los Angeles, State of California, or (c) may take such affirmative steps as the Escrowee may elect in order to substitute another impartial party reasonably satisfactory to the Seller and the Purchaser (whose consents to such substitution shall not be unreasonably withheld), to hold the Deposit, including, without limitation, the deposit thereof in a court of competent jurisdiction and the commencement of an action for interpleader, the costs thereof to be the joint and several obligation of the Seller and the Purchaser (but, as between the Seller and the Purchaser, such costs shall be borne by whichever of the Seller or the Purchaser is the losing party, or in accordance with any mutual agreement of the Seller and the Purchaser if neither party is the losing party).
The Escrowee is acting as a stakeholder only with respect to the Deposit. It is agreed that the duties of the Escrowee are only as herein specifically provided, and are purely ministerial in nature, and that the Escrowee shall incur no liability whatsoever except for the willful misconduct or gross negligence. The Seller and Purchaser each release the Escrowee from any act done or omitted to be done by the Escrowee in good faith in the performance of its duties hereunder.
The Seller and the Purchaser shall jointly and severally indemnify, defend (with counsel acceptable to the Escrowee) and save harmless the Escrowee from and against all loss, cost, claim, liability, damage and expense, including reasonable attorneys’ fees and disbursements incurred in connection with the performance of the Escrowee’s duties hereunder, except with respect to actions or omissions taken or suffered by the Escrowee in bad faith, in willful disregard of this Escrow Agreement, or involving gross negligence on the part of the Escrowee (the “Indemnified Matters”) (but, as between the Seller and the Purchaser, the cost of such Indemnified Matters shall be shared equally, except to the extent that such Indemnified Matters are attributable to the breach by the Seller or the Purchaser of the Agreement or this Escrow Agreement, in which event the cost shall be borne by whichever of the Seller or the Purchaser is the breaching party).
The parties agree and acknowledge that the Escrowee has no liability in connection with Deposit in the event of failure or insolvency of the financial institution in which the Deposit is deposited.
All notices, demands, offers, elections or other communications required or permitted by this Escrow Agreement shall be in writing and shall be personally delivered, wither by express mail or by reputable overnight courier which delivers only upon receipt of addresses, and addressed to the party at its address set forth below by either of the aforesaid methods, with a return receipt requested, with copies as follows:

To the Seller:	First States Investors 3300 B, L.P. c/o GKK Realty Advisors, LLC 420 Lexington Avenue 19th Floor New York, New York 10170 Attention: Allan B. Rothschild

With a required copy to:	c/c KBS Capital Advisors LLC 620 Newport Center Drive Suite 1300

Newport Beach, California 92660 Attention: James Chiboucas, Esq.

And to:	c/o KBS Capital Advisors LLC 620 Newport Center Drive Suite 1300 Newport Beach, California 92660 Attention: David E. Snyder

And to:	Greenberg Traurig, LLP 200 Park Avenue New York, New York 10166 Attention: Stephen L. Rabinowitz, Esq.

To the Purchaser:	National Financial Realty – WFB East Coast, LLC c/o National Financial Realty, Inc., 21250 Hawthorne Blvd., Suite 700 Torrance, CA 90503 Attn: Vincent E. Pellerito

With a required copy to:	Paul Hastings LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071 Attn: Patrick A. Ramsey, Esq.

To the Escrowee:	First American Title Company 777 S. Figueroa Street, Suite 400 Los Angeles, California 90017 Attn: Maurice Neri
or at such other address, as from time to time, shall be supplied by a party to the others by like notice, and shall be deemed to have been given or sent, if sent by express mail, when properly deposited with the United States Postal Services with the proper address and postage paid therewith, and shall be deemed to have been received when actually delivered to or refused receipt at the specific address, or if sent by overnight courier, when delivered to said courier service with the proper address and delivery charges either prepaid or charged to a proper account, and deemed to have been received when actually delivered to the specified address. Notwithstanding with preceding sentence to the contrary, and solely with respect to the Escrowee, notice shall be deemed to have been given or delivered to the Escrowee on the date of the Escrowee’s actual receipt or refusal of such notice. Each party shall be entitled to rely on all communications which purport to be on behalf of the party and purport to be signed by an authorized party or the above-indicated attorneys or such other attorney as may be designated from time to time by any of the parties hereto.

Escrowee hereunder may resign at any time giving ten (10) Business Days prior written notice to that effect to each of the Seller and Purchaser. In such event, the successor Escrowee shall be selected by the Purchaser and approved by Seller, such approval not to be unreasonably withheld or delayed. Escrowee shall then deliver to successor Escrowee the Deposit, to be held by successor Escrowee pursuant to the terms of this Escrow Agreement and the Agreement.
In its capacity as Escrowee, Escrowee shall not be responsible for the genuineness or validity of any security, instrument, document or item deposited with it, and shall have no responsibility other than to faithfully follow the instructions contained herein, and it is fully protected in acting in accordance with any written instrument given to it hereunder by any of the parties hereto and believed by Escrowee to have been signed by the proper person. Escrowee may assume that any person purporting to give any notice hereunder and representing that they have the authority to do so has been duly authorized to do so.
Escrowee shall have no duties or responsibilities other than those expressly set forth herein. Escrowee shall have no duty to enforce any obligation of any person to make any payment or delivery or to enforce any obligation of any person to perform any other act. Escrowee shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person’s obligations under any such document.
Escrowee shall be entitled to approve (not to be unreasonably withheld or delayed) any and all counsel who may be retained to defend or prosecute any action on behalf of Escrowee under or arising out of this Escrow Agreement.
This Escrow Agreement and the obligations of the parties hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of California.
[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Escrowee, Seller and Purchaser, for valuable consideration, each intending to be legally bound and to bind their respective successors and assigns, have caused this Escrow Agreement to be executed and delivered as of November 6, 2012.

ESCROWEE:

Witness:	FIRST AMERICAN TITLE INSURANCE COMPANY By:_____________________________ Name: Title:

SELLER:

FIRST STATES INVESTORS 3300 B, L.P.,
a Delaware limited partnership

By:_____________________________ David E. Snyder, Chief Financial Officer

PURCHASER:

NATIONAL FINANCIAL REALTY – WFB EAST
COAST, LLC,
a Delaware limited liability company

By: National Financial Realty, Inc.
a California corporation,
its manager

By: _____________________________
Vincent E. Pellerito,
President

Exhibit C
Lease(s)

•	Lease Agreement by and between Seller, as Landlord, and Delray Medical Associates, Inc., as Tenant, dated February 1, 2002.
First Amendment dated November 10, 2005.
Second Amendment dated April 17, 2008.

Exhibit D
Deed

Prepared by:
Stephen L. Rabinowitz, Esq.
Greenberg Traurig, LLP
MetLife Building
200 Park Avenue
New York, NY 10166
After recording return to:
Patrick A. Ramsey, Esq.
Paul Hastings LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071
Property Name:
Tax Identification No.:
Consideration:    $

SPECIAL WARRANTY DEED
THIS SPECIAL WARRANTY DEED is made as of the ____ day of _______________, 2012, by FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership (the "Grantor"), with an office address c/o GKK Realty Advisors LLC, 420 Lexington Avenue, 19th Floor, New York, New York 10170, to NATIONAL FINANCIAL REALTY – WFB EAST COAST, LLC, a Delaware limited liability company (the "Grantee"), with an office address c/o National Financial Realty, Inc., 21250 Hawthorne Boulevard, Suite 700, Torrance, California 90503:
WITNESSETH: That the Grantor, for and in consideration of the sum of $_____ and other valuable considerations, receipt whereof is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto the Grantee, all that certain land situated in Palm Beach County, Florida, more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof.
TOGETHER, with all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.
TO HAVE AND TO HOLD, the same in fee simple forever.

AND, except for all matters of record encumbering the property hereby conveyed, the Grantor hereby covenants with said Grantee that said land is free from encumbrances made by Grantor and except for all matters of record encumbering the property hereby conveyed, that Grantor will defend title against the lawful claims of all persons claiming by, through or under the said Grantor, but against none other.
IN WITNESS WHEREOF, the said Grantor has caused these presents to be executed in its name by its proper officers thereunto duly authorized, as of the day and year first above written.

Signed, sealed and delivered in the presence of:
WITNESSES: ____________________________________ Name: ____________________________________ Name:	FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership By:______________________________ David E. Snyder, Chief Financial Officer
STATE OF CALIFORNIA    )
) SS:
______________ COUNTY    )

On _________________ ___, 2012 before me, David E. Snyder, as Chief Financial Officer of FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership, personally appeared _________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature ______________________________ (SEAL)

Exhibit A
To Florida Special Warranty Deed
Legal Description
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF PALM BEACH, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:
A PORTION OF PLAT NO. THREE, KINGS POINT PLAZA, AS RECORDED IN PLAT BOOK 38, PAGE 169, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS:
COMMENCING AT THE NORTHWEST CORNER OF SAID PLAT NO. THREE, KINGS POINT PLAZA; THENCE SOUTH 88°21’55" EAST, ALONG THE NORTH LINE OF SAID PLAT, A DISTANCE OF 25.01 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE SOUTH 88°21’55" EAST, ALONG THE NORTH LINE OF SAID PLAT, A DISTANCE OF 200.00 FEET TO A POINT, THENCE DUE SOUTH PARALLEL TO THE WEST LINE OF SAID PLAT, A DISTANCE OF 217.89 FEET TO A POINT, THENCE NORTH 88°21’55" WEST, PARALLEL TO THE NORTH LINE OF SAID PLAT, A DISTANCE OF 200.00 FEET TO A POINT; THENCE DUE NORTH PARALLEL TO THE WEST LINE OF SAID PLAT, A DISTANCE OF 217.89 FEET TO THE POINT OF BEGINNING.
TOGETHER WITH THAT CERTAIN EASEMENT AGREEMENT, RECORDED IN OFFICIAL RECORD BOOK 3216, PAGE 1846 OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.
TOGETHER WITH THAT CERTAIN AGREEMENT, RECORDED IN OFFICIAL RECORD BOOK 3344, PAGE 1, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.

Exhibit E
BILL OF SALE
This Bill of Sale is given this ____ day of ______________, 2012 by First States Investors 3300 B, L.P., a Delaware limited partnership (the “Seller”), with a mailing address c/o GKK Realty Advisors, LLC, 420 Lexington Avenue, 19th Floor, New York, New York 10170, to National Financial Realty – WFB East Coast, LLC, a Delaware limited liability company (the “Buyer”), with a mailing address c/o National Financial Realty, Inc., 21250 Hawthorne Blvd., Suite 700, Torrance, California 90503.
The Seller, for good and valuable consideration received from the Buyer, the receipt and sufficiency of which are hereby acknowledged, hereby remises, conveys and quitclaims to the Buyer all furnishings, furniture, equipment, supplies, and other personal property (hereinafter collectively referred to as the “Personal Property”) of the Seller located on, and used in connection with, the real property located at 6646 West Atlantic Avenue, Delray Beach, Florida 33446, to have and to hold the Personal Property unto Buyer, its successors and assigns, forever. Nothing contained in this Bill of Sale shall be construed to include in the definition of Personal Property any furniture, furnishings, trade fixtures, equipment or other personal property of the Buyer located on the real property as of the date hereof.
Except as otherwise set forth herein, the Personal Property is being transferred by the Seller to the Buyer in its “AS IS” condition, without any representation or warranty of any kind or nature, express, implied, statutory or otherwise.
[remainder of page intentionally left blank; signature follows]

IN WITNESS WHEREOF, the Seller has hereunto executed this Bill of Sale as of the date first above written.

SELLER:

FIRST STATES INVESTORS 3300 B, L.P.,
a Delaware limited partnership

By:_____________________________ Name: David E. Snyder, Title: Chief Financial Officer

Exhibit F
ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY
THIS ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY (this “Assignment”) is executed as of the ____ day of _______________, 2012, to be effective as of the Closing Date, by and between First States Investors 3300 B, L.P., a Delaware limited partnership (“Assignor”) with a mailing address c/o GKK Realty Advisors, LLC, 420 Lexington Avenue, 19th Floor, New York, New York 10170, and National Financial Realty – WFB East Coast, LLC, a Delaware limited liability company (“Assignee”), with a mailing address c/o National Financial Realty, Inc., 21250 Hawthorne Boulevard, Suite 700, Torrance, California 90503.
RECITALS
A.    Assignor, as Seller, and Assignee, as Buyer, entered into that certain Purchase and Sale Agreement (the “Agreement”) with an Effective Date of November 6, 2012, for the purchase and sale of the real estate commonly known as 6646 West Atlantic Avenue, Delray Beach, Florida 33446, which is legally described in Schedule 1 attached hereto and incorporated herein (the “Property”).
B.    In connection with the conveyance of the Property but subject to the provisions of the Agreement, Assignor desires to assign to Assignee all Intangible Property (as defined in the Agreement) owned by Seller and pertaining to the Property, upon the terms, covenants, and conditions set forth in this Assignment.
C.    All capitalized terms used in this Assignment without separate definition shall have the same meanings assigned to them in the Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the recitals set forth above, which are made a part of this Assignment, the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Assignment. Assignor hereby assigns, conveys, transfers, and sets over unto Assignee all of Assignor’s right, title, and interest in, to and under the Intangible Property, to have and to hold the same unto Assignee, its successors and assigns.
2.    Assumption. As of the Closing (as defined in the Agreement), Assignee accepts said assignment of the Intangible Property subject to the terms of the Agreement.
3.    Binding Effect. This Assignment shall be binding upon and inure to the benefit of the Assignor and Assignee and each of their respective successors and assigns. The provisions of this Assignment shall survive the Closing.

4.    Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.
5.    Attorneys’ Fees. In the event of any litigation or other action or suit between the parties hereto concerning this Assignment, the subject matter hereof or the transactions contemplated hereby, the losing party shall pay the reasonable attorneys’ fees and costs (together with other professional fees incurred, including the fees of accountants and engineers) incurred by the prevailing party in connection with such litigation, action or other suit, including appeals and enforcement of any judgment in connection therewith.
6.    Governing Law. This Assignment shall be governed by, interpreted under and construed and enforceable in accordance with the laws of the State of Florida.
[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.
ASSIGNOR:
FIRST STATES INVESTORS 3300 B, L.P.,
a Delaware limited partnership

By:	_____________________________
Name:    David E. Snyder,
Title:    Chief Financial Officer

ASSIGNEE:

NATIONAL FINANCIAL REALTY – WFB
EAST COAST, LLC,
a Delaware limited liability company

By:	National Financial Realty, Inc.
a California corporation,
its manager

By:	_____________________________
Vincent E. Pellerito,
President

SCHEDULE 1 TO
ASSIGNMENT AND ASSUMPTION OF
INTANGIBLE PROPERTY
LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF PALM BEACH, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:
A PORTION OF PLAT NO. THREE, KINGS POINT PLAZA, AS RECORDED IN PLAT BOOK 38, PAGE 169, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS:
COMMENCING AT THE NORTHWEST CORNER OF SAID PLAT NO. THREE, KINGS POINT PLAZA; THENCE SOUTH 88°21’55" EAST, ALONG THE NORTH LINE OF SAID PLAT, A DISTANCE OF 25.01 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE SOUTH 88°21’55" EAST, ALONG THE NORTH LINE OF SAID PLAT, A DISTANCE OF 200.00 FEET TO A POINT, THENCE DUE SOUTH PARALLEL TO THE WEST LINE OF SAID PLAT, A DISTANCE OF 217.89 FEET TO A POINT, THENCE NORTH 88°21’55" WEST, PARALLEL TO THE NORTH LINE OF SAID PLAT, A DISTANCE OF 200.00 FEET TO A POINT; THENCE DUE NORTH PARALLEL TO THE WEST LINE OF SAID PLAT, A DISTANCE OF 217.89 FEET TO THE POINT OF BEGINNING.
TOGETHER WITH THAT CERTAIN EASEMENT AGREEMENT, RECORDED IN OFFICIAL RECORD BOOK 3216, PAGE 1846, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.
TOGETHER WITH THAT CERTAIN AGREEMENT, RECORDED IN OFFICIAL RECORD BOOK 3344, PAGE 1, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.

Exhibit G
ASSIGNMENT AND ASSUMPTION OF LEASES
THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is made this ____ day of _______________, 2012 (“Effective Date”), by and between First States Investors 3300 B, L.P., a Delaware limited partnership (“Assignor”), with a mailing address c/o GKK Realty Advisors, LLC, 420 Lexington Avenue, 19th Floor, New York, New York 10170, and National Financial Realty – WFB East Coast, LLC, a Delaware limited liability company (“Assignee”), with a mailing address c/o National Financial Realty, Inc., 21250 Hawthorne Boulevard, Suite 700, Torrance, California 90503.
RECITALS:
Assignor, as Seller, and Assignee, as Buyer, entered into that certain Purchase and Sale Agreement (the “Agreement”) with an Effective Date of November 6, 2012, for the purchase and sale of the real estate commonly known as 6646 West Atlantic Avenue, Delray Beach, Florida 33446, which is legally described in Schedule 1 attached hereto and incorporated herein (the “Property”).
Assignor desires to assign the rights, and Assignee desires to assume, the duties, obligations, and liabilities, of Assignor as landlord under the leases described on Schedule 2 attached hereto and incorporated herein (the “Leases”) and the security deposits under the Leases, together with any interest required to be paid thereon listed on Schedule 3 (the “Deposits”), to be effective upon the Closing of the sale contemplated under the terms of the Agreement.
All capitalized terms used in this Assignment without separate definition shall have the same meanings assigned to them in the Agreement.
NOW, THEREFORE, in consideration of the recitals set forth above, which are made a part of this Assignment, the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Assignment. Subject to the terms, covenants, conditions, and provisions of the Leases and this Assignment, Assignor hereby transfers, conveys, and assigns to Assignee all of its right, title, and interest as landlord in, to and under the Leases, and the Deposits.
2.    Assumption. Assignee hereby accepts the transfer, conveyance, and assignment of the Leases and Deposits from Assignor and, subject to the terms of the Agreement, assumes all rights, duties, obligations, and liabilities of Assignor as landlord under the Leases first arising and accruing after the Closing (as defined in the Agreement).
3.    Attorneys’ Fees. In the event of any litigation or other action or suit between the parties hereto concerning this Assignment, the subject matter hereof or the transactions contemplated hereby, the losing party shall pay the reasonable attorneys’ fees and costs (together with other professional fees incurred, including the fees of accountants and engineers) incurred by the prevailing party in connection with such litigation, action or other suit, including appeals and enforcement of any judgment in connection therewith.
4.    Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee, and their respective legal representatives, heirs, successors, and assigns. The provisions of this Assignment shall survive the Closing.
5.    Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.
6.    Governing Law. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with the laws of the State of Florida.
IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed on the day and year first set forth above.

ASSIGNOR:
FIRST STATES INVESTORS 3300 B, L.P.,
a Delaware limited partnership

By: _____________________________
Name:    David E. Snyder,
Title:    Chief Financial Officer

ASSIGNEE:

NATIONAL FINANCIAL REALTY – WFB
EAST COAST, LLC,
a Delaware limited liability company

By:	National Financial Realty, Inc.
a California corporation,
its manager

By:	_____________________________
Vincent E. Pellerito,
President

SCHEDULE 1 TO
ASSIGNMENT AND ASSUMPTION OF LEASES
LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF PALM BEACH, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:
A PORTION OF PLAT NO. THREE, KINGS POINT PLAZA, AS RECORDED IN PLAT BOOK 38, PAGE 169, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS:
COMMENCING AT THE NORTHWEST CORNER OF SAID PLAT NO. THREE, KINGS POINT PLAZA; THENCE SOUTH 88°21’55" EAST, ALONG THE NORTH LINE OF SAID PLAT, A DISTANCE OF 25.01 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE SOUTH 88°21’55" EAST, ALONG THE NORTH LINE OF SAID PLAT, A DISTANCE OF 200.00 FEET TO A POINT, THENCE DUE SOUTH PARALLEL TO THE WEST LINE OF SAID PLAT, A DISTANCE OF 217.89 FEET TO A POINT, THENCE NORTH 88°21’55" WEST, PARALLEL TO THE NORTH LINE OF SAID PLAT, A DISTANCE OF 200.00 FEET TO A POINT; THENCE DUE NORTH PARALLEL TO THE WEST LINE OF SAID PLAT, A DISTANCE OF 217.89 FEET TO THE POINT OF BEGINNING.
TOGETHER WITH THAT CERTAIN EASEMENT AGREEMENT, RECORDED IN OFFICIAL RECORD BOOK 3216, PAGE 1846, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.
TOGETHER WITH THAT CERTAIN AGREEMENT, RECORDED IN OFFICIAL RECORD BOOK 3344, PAGE 1, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.

SCHEDULE 2 TO
ASSIGNMENT AND ASSUMPTION OF LEASES
LIST OF LEASES

•	Lease Agreement by and between Seller, as Landlord, and Delray Medical Associates, Inc., as Tenant, dated February 1, 2002.
First Amendment dated November 10, 2005.
Second Amendment dated April 17, 2008.

SCHEDULE 3 TO
ASSIGNMENT AND ASSUMPTION OF LEASES
LIST OF DEPOSITS

Tenant	Security Deposit
Delray Medical Associates	$7,743.12

Exhibit H
ASSIGNMENT AND ASSUMPTION OF CONTRACTS
THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (the “Assignment”) is made this ____ day of _______________, 2012 (the “Effective Date”), by and between First States Investors 3300 B, L.P., a Delaware limited partnership (“Assignor”), with a mailing address c/o GKK Realty Advisors, LLC, 420 Lexington Avenue, 19th Floor, New York, New York 10170, and National Financial Realty – WFB East Coast, LLC, a Delaware limited liability company (“Assignee”), with a mailing address of c/o National Financial Realty, Inc., 21250 Hawthorne Boulevard, Suite 700, Torrance, California 90503.
RECITALS
A.    Assignor, as Seller, and Assignee, as Buyer, entered into that certain Purchase and Sale Agreement (the “Agreement”) with an Effective Date of November 6, 2012, for the purchase and sale of the real estate commonly known as 6646 West Atlantic Avenue, Delray Beach, Florida 33446, which is legally described in Schedule 1 attached hereto and incorporated herein (the “Property”).
B.    In connection with the conveyance of the Property but subject to the provisions of the Agreement, Assignor desires to assign to Assignee the contracts set forth on Schedule 2 (the “Contracts”), and any and all other rights owned by Seller and pertaining to the Property (the “Additional Rights”), upon the terms, covenants, and conditions set forth in this Assignment.
C.    All capitalized terms used in this Assignment without separate definition shall have the same meanings assigned to them in the Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the recitals set forth above, which are made a part of this Assignment, the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Assignment. Assignor hereby assigns, conveys, transfers, and sets over unto Assignee all of Assignor’s right, title, and interest in, to and under the Additional Rights, and the Contracts (including any warranties or guaranties with respect to any work performed pursuant such Contracts), to have and to hold the same unto Assignee, its successors and assigns.
2.    Assumption. As of the Closing (as defined in the Agreement), Assignee accepts said assignment of the Additional Rights and the Contracts, subject to the terms of the Agreement, and assumes all of Assignor’s obligations under the Contracts first arising and relating to the period on or after the Closing.

3.    Binding Effect. This Assignment shall be binding upon and inure to the benefit of the Assignor and Assignee and each of their respective successors and assigns. The provisions of this Assignment shall survive the Closing.
4.    Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.
5.    Attorneys’ Fees. In the event of any litigation or other action or suit between the parties hereto concerning this Assignment, the subject matter hereof or the transactions contemplated hereby, the losing party shall pay the reasonable attorneys’ fees and costs (together with other professional fees incurred, including the fees of accountants and engineers) incurred by the prevailing party in connection with such litigation, action or other suit, including appeals and enforcement of any judgment in connection therewith.
6.    Governing Law. This Assignment shall be governed by, interpreted under and construed and enforceable in accordance with the laws of the State of Florida.
IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.
ASSIGNOR:
FIRST STATES INVESTORS 3300 B, L.P.,
a Delaware limited partnership

By:	_____________________________
David E. Snyder,
Chief Financial Officer

ASSIGNEE:

NATIONAL FINANCIAL REALTY – WFB EAST
COAST, LLC,
a Delaware limited liability company

By: National Financial Realty, Inc.
a California corporation,
its manager

By:	_____________________________
Vincent E. Pellerito,
President

SCHEDULE 1 TO
ASSIGNMENT AND ASSUMPTION OF
SERVICE CONTRACTS AND OTHER RIGHTS
LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF PALM BEACH, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:
A PORTION OF PLAT NO. THREE, KINGS POINT PLAZA, AS RECORDED IN PLAT BOOK 38, PAGE 169, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS:
COMMENCING AT THE NORTHWEST CORNER OF SAID PLAT NO. THREE, KINGS POINT PLAZA; THENCE SOUTH 88°21’55" EAST, ALONG THE NORTH LINE OF SAID PLAT, A DISTANCE OF 25.01 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE SOUTH 88°21’55" EAST, ALONG THE NORTH LINE OF SAID PLAT, A DISTANCE OF 200.00 FEET TO A POINT, THENCE DUE SOUTH PARALLEL TO THE WEST LINE OF SAID PLAT, A DISTANCE OF 217.89 FEET TO A POINT, THENCE NORTH 88°21’55" WEST, PARALLEL TO THE NORTH LINE OF SAID PLAT, A DISTANCE OF 200.00 FEET TO A POINT; THENCE DUE NORTH PARALLEL TO THE WEST LINE OF SAID PLAT, A DISTANCE OF 217.89 FEET TO THE POINT OF BEGINNING.
TOGETHER WITH THAT CERTAIN EASEMENT AGREEMENT, RECORDED IN OFFICIAL RECORD BOOK 3216, PAGE 1846, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.
TOGETHER WITH THAT CERTAIN AGREEMENT, RECORDED IN OFFICIAL RECORD BOOK 3344, PAGE 1, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.

SCHEDULE 2 TO
ASSIGNMENT AND ASSUMPTION OF
SERVICE CONTRACTS AND OTHER RIGHTS
LIST OF CONTRACTS

Exhibit I
TITLE AFFIDAVIT

TITLE ORDER:
ESCROW ORDER:
PROPERTY:	6646 West Atlantic Avenue, Delray Beach, FL 33446
COUNTY:	Palm Beach
STATE:	Florida
First States Investors 3300 B, L.P., a Delaware limited partnership (“Seller”), as seller, and National Financial Realty – WFB East Coast, LLC, a Delaware limited liability company (“Purchaser”), as purchaser, are parties to that certain Purchase and Sale Agreement (the “Purchase Agreement”) dated November 6, 2012, as the same has been amended and modified, relating to the improved real property (the “Real Property”) referred to in Exhibit “A” attached hereto and made a part hereof.
In connection with the consummation of the transactions contemplated by the Purchase Agreement, Seller hereby represents and warrants to First American Title Insurance Company the following:
1.    Seller is a limited partnership organized and existing under the laws of the State of Delaware, and authorized to do business in the State of Florida.
2.    To Seller’s actual knowledge, (i) Seller’s Amended and Restated Agreement of Limited Partnership is in full force and effect, and (ii) no proceedings are pending for the dissolution of the Seller.
3.    To Seller’s actual knowledge, (a) there is no capital improvement work currently being constructed (or that was constructed during the last four (4) months) on the Real Property that is the subject of a written contract with Seller which could give rise to a mechanic’s or materialman’s lien on the Real Property, and (b) Seller has not entered into any contracts for the furnishing of labor, materials, or services for construction purposes with respect to the Real Property to be furnished subsequent to the date of this affidavit.
5.    To Seller’s actual knowledge, the Seller has not received notice of any special assessments that are not otherwise publicly noticed or available by searching the public records of the jurisdiction where the Real Property is located.
6.    Seller shall not hereafter cause any encumbrances or other instruments to be recorded against the Real Property (other than the recording of a deed (the “Deed”) transferring fee title to the Real Property to Purchaser) through the effective date of such title insurance policy or policies or other title evidence issued to Purchaser.
For purposes hereof, the “actual knowledge” of Seller shall be limited to the actual knowledge (and not implied, imputed, or constructive) of [___________], with no duty of inquiry. Notwithstanding anything contained herein to the contrary, the representations and warranties set forth in this Title Affidavit shall only survive the closing of the transactions contemplated by the Purchase Agreement for a period of thirty (30) days after which date this Title Affidavit shall be of no further force or effect and First American Title Insurance Company shall have no further rights hereunder (notwithstanding that one or more of the representations and/or warranties set forth herein may prove to be incorrect). This Title Affidavit is being executed for the sole and exclusive benefit of First American Title Insurance Company and no other party or person shall have any rights hereunder.
Executed as of _______________ ____, 2012.
[SIGNATURES ON NEXT PAGE]

SELLER:
FIRST STATES INVESTORS 3300 B, L.P.,
a Delaware limited partnership

By:	_____________________________
David E. Snyder,
Chief Financial Officer

Exhibit A
To Title Affidavit
LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF PALM BEACH, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:
A PORTION OF PLAT NO. THREE, KINGS POINT PLAZA, AS RECORDED IN PLAT BOOK 38, PAGE 169, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS:
COMMENCING AT THE NORTHWEST CORNER OF SAID PLAT NO. THREE, KINGS POINT PLAZA; THENCE SOUTH 88°21’55" EAST, ALONG THE NORTH LINE OF SAID PLAT, A DISTANCE OF 25.01 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE SOUTH 88°21’55" EAST, ALONG THE NORTH LINE OF SAID PLAT, A DISTANCE OF 200.00 FEET TO A POINT, THENCE DUE SOUTH PARALLEL TO THE WEST LINE OF SAID PLAT, A DISTANCE OF 217.89 FEET TO A POINT, THENCE NORTH 88°21’55" WEST, PARALLEL TO THE NORTH LINE OF SAID PLAT, A DISTANCE OF 200.00 FEET TO A POINT; THENCE DUE NORTH PARALLEL TO THE WEST LINE OF SAID PLAT, A DISTANCE OF 217.89 FEET TO THE POINT OF BEGINNING.
TOGETHER WITH THAT CERTAIN EASEMENT AGREEMENT, RECORDED IN OFFICIAL RECORD BOOK 3216, PAGE 1846, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.
TOGETHER WITH THAT CERTAIN AGREEMENT, RECORDED IN OFFICIAL RECORD BOOK 3344, PAGE 1, OF THE PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.

Exhibit J
Permitted Exceptions

1.	The Leases.

2.
All liens, encumbrances, violations and defects (including, without limitation, any mechanics and/or materialmen’s lien or any judgment arising as a result thereof), removal of which is an obligation of a tenant in possession (other than such liens aggregating more than three percent (3%) of the Purchase Price).

3.
All present and future zoning, building, environmental and other laws, ordinances, codes, restrictions and regulations of all governmental authorities having jurisdiction with respect to the Property, including, without limitation, landmark designations and all zoning variances and special exceptions, if any.

4.	All presently existing and future liens for real estate taxes and water and sewer charges, in each case not yet due and payable, as of the Closing, subject to adjustment as provided in the Agreement.

5.
All covenants, restrictions and rights and all easements and agreements for the erection and/or maintenance of water, gas, steam, electric, telephone, sewer or other utility pipelines, poles, wires, conduits or other like facilities, and appurtenances thereto, over, across and under the Property which are either (a) presently existing or (b) granted to a public utility in the ordinary course, provided that the same shall not have a material adverse effect on the use, ownership or operation of the Property for its current use.

6.
Such facts or conditions that an inspection or accurate survey would disclose, provided that such facts or conditions shall not have a material adverse effect on the use or operation of the Property for its current use.

7.	Standard exclusions from coverage contained in the form of title policy or “marked-up” title commitment employed by the Escrowee with respect to the Property.

8.	Any lien or encumbrance arising out of the acts or omissions of Purchaser.
Any encumbrance that will be extinguished upon conveyance of the Property to Purchaser, provided that Escrowee shall remove them as exceptions from the title insurance policy to be issued to Purchaser on the date of the Closing.

Exhibit K
Intentionally deleted.

Exhibit L
Security Deposits

Tenant	Security Deposit
Delray Medical Associates	$7,743.12

Exhibit M
NOTICE TO TENANTS
As of _______________ ____, 2012

«F1»
«F2»
«F3»
«F4»
«F5»

Re:	Notice of Change of Ownership of
6646 West Atlantic Avenue
Delray Beach, FL 33446
Ladies and Gentlemen:
You are hereby notified as follows:
That as of the date hereof, First States Investors 3300 B, L.P. has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property, (the “Property”) to National Financial Realty – WFB East Coast, LLC (the “New Owner”).
Future notices with respect to your leased premises at the Property should be made to the New Owner in accordance with your lease terms at the following address:
National Financial Realty – WFB East Coast, LLC
c/o National Financial Realty, Inc.
21250 Hawthorne Blvd., Suite 700
Torrance, CA 90503
Future rental payments with respect to your leased premises at the Property should be made to the New Owner in accordance with your lease terms at the following address:
[Bank address]

Account Name:	[____________________]
[BANK]
Account No. [_________]
(Signature page follows)

Sincerely,

First States Investors 3300 B, L.P.,
a Delaware limited partnership

By:	_____________________________
David E. Snyder,
Chief Financial Officer

Exhibit N
NOTICE REGARDING APPROVED CONTRACTS
As of ______________ ____, 2012

«F1»
«F2»
«F3»
«F4»
«F5»

Re:	Notice of Assignment of [insert Approved Contract description] (the “Service Contract”)
Ladies and Gentlemen:
You are hereby notified as follows:
That as of the date hereof, First States Investors 3300 B, L.P. (the “Contract Party”) has transferred, sold, assigned, and conveyed (the “Property Sale”) all of its interest in and to that certain property located at 6646 West Atlantic Avenue, Delray Beach, FL 33446 to National Financial Realty – WFB East Coast, LLC (the “New Owner”). In connection with the Property Sale, the Contract Party assigned to the New Owner, and the New Owner assumed from the Contract Party, the Service Contract.
Future notices with respect to the Service Contract should be made to the New Owner in accordance with the Service Contract terms at the following address:
National Financial Realty – WFB East Coast, LLC
c/o National Financial Realty, Inc.
21250 Hawthorne Blvd., Suite 700
Torrance, CA 90503

(Signature page follows)

Sincerely,

First States Investors 3300 B, L.P.,
a Delaware limited partnership

By:	_____________________________
David E. Snyder,
Chief Financial Officer

Exhibit O
Initial Due Diligence Materials
None.

Exhibit P
CERTIFICATE OF
FIRST STATES INVESTORS 3300 B, L.P.
I, _________________, hereby certify that I am the _________________ of FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership (the “Seller”), and that, as such, I am authorized to execute and deliver this certificate in the name and on behalf of the Seller and to certify that:
1.The representations and warranties of Seller set forth in Section 7.1 of that certain Purchase and Sale Agreement, dated as of November 6, 2012, between Seller and NATIONAL FINANCIAL REALTY – WFB EAST COAST, LLC, a Delaware limited liability company, for the purchase and sale of the real property located at 6646 West Atlantic Avenue, Delray Beach, FL 33446 are true, correct and complete in all material respects as of the date hereof, except for those matters more particularly described on Exhibit A attached hereto.

[REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, I have hereunto set my hand as of the ___ day of __________________, 2012.

Exhibit A
[See attached]

Exhibit Q
Seller Inducements
Listing Agreement with Jones Lang LaSalle Brokerage, Inc. dated December 29, 2009, as amended by that certain First Amendment to Listing Agreement dated March 3, 2010, as amended by that certain Second Amendment to Listing Agreement dated January 27, 2011, as amended by that certain Third Amendment to Listing Agreement dated January 10, 2012

Exhibit R
Intentionally deleted.

Exhibit S
Intentionally deleted.

Exhibit T
Intentionally deleted.

Exhibit U
Contracts

•
Amended and Restated Property Sub-Management Agreement, effective as of July 15, 2009, between FIRST STATES MANAGEMENT CORP., L.P., a Delaware limited partnership, and JONES LANG LASALLE AMERICAS, INC., a Maryland corporation (“JLL”), as amended by First Amendment dated June 30, 2010, as further amended by Second Amendment dated March 1, 2011, as further amended by Third Amendment dated August 17, 2012.

•
Real Estate Property Management and Sub-Management Agreement (the “Agreement”), dated September 22, 2004, among FIRST STATES INVESTORS 3300, LLC, a Delaware limited liability company, and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, and each Designated Sub-Manager identified in Appendix “D” of this Agreement.

SERVICE CONTRACTS
Vendor Name	Scope of Work	Comments
Tenant	Janitorial
Republic Services	Trash Removal
Matteo Landscaping Co.	Landscaping
N/A	Snow Removal
Kone Inc	Elevator Maintenance
Kings III of America	Elevator Phone Monitoring
Terminix	Pest Control
Consolidated Fire Protection	Fire/Life Safety
Granite Telecommunications	Phone Lines

BROKERAGE CONTRACTS
Listing Agreement (Lease Only) with Jones Lang LaSalle dated December 29, 2009, as amended by that certain First Amendment to Listing Agreement dated as of March 3, 2010, and that certain Second Amendment to Listing Agreement dated as of January 27, 2011, and that certain Third Amendment to Listing Agreement dated as of January 10, 2012.

Schedule 1
Purchase and Sale Agreement (Standard Properties)

Property Name	State	Property Type	Rentable SF	Purchase Price	Purchaser
3331 - New Warrngtn Rd	FL	Office	21,205	$843,182	National Financial Realty - WFB East Coast, LLC
3328 - Kings Point	FL	Branch	15,890	$631,840	National Financial Realty - WFB East Coast, LLC